As filed with the Securities and Exchange Commission on March 26, 2009
                                       Registration Nos. 333-62270 and 811-10399
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. _____
                       Post-Effective Amendment No. 33      [X]
                                     and/or

                             REGISTRATION STATEMENT
                    Under the Investment Company Act Of 1940

                              Amendment No. 35        [X]

                             HENDERSON GLOBAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 397-1122

(Name and Address of Agent for Service)                        Copy to:

       CHRISTOPHER K. YARBROUGH                            CATHY G. O'KELLY
      737 NORTH MICHIGAN AVENUE,                          VEDDER PRICE P.C.
              SUITE 1700                               222 NORTH LASALLE STREET
        CHICAGO, ILLINOIS 60611                        CHICAGO, ILLINOIS 60601
================================================================================

It is proposed that this filing will become effective:  (check appropriate box)

_____   immediately upon filing pursuant to paragraph (b); or
_____   on ___________  pursuant to paragraph (b); or
_____   60 days after filing pursuant to paragraph (a)(1); or
_____   on _______ pursuant to paragraph (a)(1); or
__X__   75 days after filing pursuant to paragraph (a)(2); or
_____   on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED MARCH 26, 2009
--------------------------------------------------------------------------------

Henderson Money Market Fund

PROSPECTUS
April __, 2009

 Class A Shares (HGMAX)
 Class B Shares (HGMBX)
 Class C Shares (HGMCX)

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON MONEY MARKET FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK TO MAXIMIZE CURRENT INCOME, TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 PER SHARE NET ASSET VALUE. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS (THE "TRUST").

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

--------------------------------------------------------------------------------

Table of Contents

Fund Summary...................................................................3
Performance Information........................................................5
Fees and Expenses Summary......................................................5
Additional Information about Investment Strategies and Risks...................6
Management of the Fund........................................................12
Description of Share Classes..................................................13
How to Purchase, Exchange and Redeem Shares...................................16
Investor Services and Programs................................................22
Other Information.............................................................23
Financial Highlights..........................................................25

Back Cover for Additional Information

FUND SUMMARY

MASTER-FEEDER STRUCTURE

The Fund invests as part of a "master-feeder" structure. The Fund described in this Prospectus operates as a "feeder fund" which means that the Fund invests in a separate mutual fund, or a "master fund", which in turn purchases investment securities.

The Fund will seek to achieve its investment objective by investing substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the "Master Portfolio"), a series of a separately registered open-end management investment company called the State Street Master Funds. The Master Portfolio has a substantially identical investment objective, investment policies, and risks as the Fund. SSgA Funds Management, Inc. ("SSgA FM") is the investment adviser of the Master Portfolio. All discussions about the Fund's investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund's Board of Trustees ("Board") determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changed so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same investment objective as the Fund, Henderson Global Investors (North America) Inc. (the "Adviser") may directly manage the Fund's assets, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The Fund invests in U.S. dollar-denominated money market securities. There is no assurance the Fund will be able to achieve its objective or be able to maintain a stable NAV per share, and you could lose money by investing in the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Master Portfolio invests in such money market instruments as: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest or principal by the U.S. government, its agencies, or instrumentalities; (3) instruments of U.S. and foreign banks, such as certificates of deposit, bankers' acceptances and time deposits, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of U.S. and foreign companies; (5) mortgage- and asset-backed securities; (6) corporate obligations of U.S. and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements. Under normal conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

The Master Portfolio will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition SSgA FM determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission ("SEC") rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term categories by at least two nationally recognized statistical rating organizations (each an "NRSRO");
(2) are rated in one of the two highest short-term categories by one NRSRO, if only one NRSRO has rated the security; or (3) if unrated, are of comparable quality to the rated security described above, as determined by SSgA FM in accordance with procedures established by the Master Portfolio's Board of Trustees.

A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Master Portfolio will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if SSgA FM finds it advantageous or necessary.

In making investment decisions for the Master Portfolio, SSgA FM focuses on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates, as well as supply and demand imbalances in the market.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares, may fluctuate. Risks discussed below for the Master Portfolio expose the Fund to the same risks. The principal risks that could adversely affect the total return on your investment include:

     o BANKING INDUSTRY RISK. Adverse developments in the banking industry may cause the Master Portfolio to underperform other money market funds that invest more broadly across different industries.

     o CREDIT/DEFAULT RISK. An issuer or guarantor of a fixed-income security held by the Master Portfolio may default on or otherwise become less likely to meet its obligation to pay principal or interest.

     o FOREIGN INVESTMENT RISK. The Master Portfolio may invest in U.S. dollar-denominated obligations issued in the United States by non-U.S. issuers. Adverse political, regulatory, market, or economic developments in foreign countries can affect the ability of such issuers to meet their payment obligations.

     o INTEREST RATE RISK. As interest rates rise, the market value of the Master Portfolio's investments generally will decline. As interest rates decline, the income that the Master Portfolio receives on its new investments generally will decline.

     o LIQUIDITY RISK. An illiquid security presents a greater risk of loss because the Master Portfolio may be unable to sell the security at an advantageous price or may not be able to sell the security at all.

     o MASTER/FEEDER STRUCTURE RISK. The Fund's performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

     o MONEY MARKET RISK. The Fund and Master Portfolio may not be able to maintain a NAV per share of $1.00 at all times.

     o MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. Prepayment rates on mortgage- and asset-backed securities may reduce the Master Portfolio's yield.

     o REPURCHASE AGREEMENT RISK. If a seller is unable to honor its commitments, the Master Portfolio could lose money.

     o SECURITY SELECTION RISK. Poor security selection may cause the Master Portfolio to underperform relative to benchmarks or other money market funds, or a strategy used by SSgA FM may fail to produce the intended investment results.

     o U.S. GOVERNMENT SPONSORED ENTERPRISES RISK. Securities issued or guaranteed by certain agencies or instrumentalities of the U.S. government are not guaranteed or supported by the full faith and credit of the United States.

     o VARIABLE AND FLOATING RATE SECURITIES RISK. The extent of increases and decreases in the value of variable and floating rate securities generally will be less than comparable changes in value of an equal principal amount of a similar fixed rate security and, if interest rates decline, the Master Portfolio may forego the opportunity for appreciation of the security.

You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund had not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns.

FEES AND EXPENSES SUMMARY

The Fund offers four different classes of shares, three of which are described in this Prospectus. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. For more information about which share class may be right for you, see "Description of Share Classes."

The following table shows the different fees and expenses that you may pay if you buy and hold different classes of shares of the Fund. As a shareholder in the Master Portfolio, the Fund bears its ratable share of the Master Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the example reflect the expenses of both the Fund and Master Portfolio. Future expenses may be greater or less than those indicated below.

       SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
       YOUR INVESTMENT) (a)

       ---------------------------------------------------------------------------------------------------
                                                         CLASS A           CLASS B           CLASS C
       ---------------------------------------------------------------------------------------------------
       Maximum Sales Charge (Load) Imposed on             None               None              None
       Purchases (as a percentage of the Offering
       Price)
       ---------------------------------------------------------------------------------------------------
       Maximum Deferred Sales Charge (Load) (as a        None (b)           5.00%(c)         1.00% (d)
       percentage of the Offering Price)
       ---------------------------------------------------------------------------------------------------
       Redemption Fee                                     None               None              None
       (as a percentage of amount redeemed)
       ---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS)
AS A PERCENTAGE OF AVERAGE NET ASSETS

------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A           CLASS B          CLASS C
------------------------------------------------------------------------------------------------------------------
Management Fees (e)                                                0.10%             0.10%            0.10%
------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                              0.25%             1.00%            1.00%
------------------------------------------------------------------------------------------------------------------
Other Expenses (f)                                                 0.68%             0.68%            0.68%
------------------------------------------------------------------------------------------------------------------


                                       5

     Total Operating Expenses                                      1.03%             1.78%            1.78%
------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (g)                           0.63%             1.38%            1.38%
------------------------------------------------------------------------------------------------------------------

     Net Expenses (h)                                              0.40%             0.40%            0.40%
------------------------------------------------------------------------------------------------------------------

(a) You may be charged a fee by your broker or agent if you effect transactions in Fund shares through a broker or agent.

(b) A contingent deferred sales charge ("CDSC") of 1% may be applied to redemptions of Class A Shares if (i) the Class A Shares were acquired through exchange from Class A Shares of one or more other Henderson Global
     Funds and (ii) the Class A Shares are redeemed within one year of purchasing other Henderson Global Funds where initial sales charges were waived as a part of an investment of $1 million or more.

(c)  The CDSC payable upon redemption of Class B Shares declines over time.

(d) A CDSC of up to 1% may be imposed on certain redemptions of Class C Shares within 12 months of purchase.

(e) This fee is the investment advisory fee paid by the Master Portfolio to SSgA FM. The Adviser receives no management fee for any period in which the Fund is invested in a master-feeder structure.

(f) Other Expenses are based on estimated amounts since the Fund has not yet commenced operations. Other Expenses includes an estimated allocation of expenses from the Master Portfolio to the Fund, in excess of the management fee. Those expenses may include transfer agent, administration, trustee, legal, audit, insurance and other miscellaneous expenses of the Master
     Portfolio.

(g) The Adviser has contractually agreed, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses, less distribution and service fees, to 0.40% of the Fund's average daily net assets. This waiver will remain in effect through July 31, 2020. The Distributor has contractually agreed to waive all distribution and service fees through October 31, 2010.

(h) From time to time, the Adviser may limit expenses to the extent it deems appropriate to enhance the yield of the Fund during periods when fixed expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by the Adviser at any time without notice.

EXAMPLE OF EXPENSES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

[] you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

[] your investment has a 5% return each year and dividends and other distributions are reinvested

[] the Fund's operating expenses will remain the same and reflect contractual waivers for applicable periods

Based upon these assumptions:

                    If you sell your shares, your costs would be:     If you don't sell your shares, your costs would be:
                    ----------------------------------------------------------------------------------------------------
                            1-YEAR                  3-YEARS                 1-YEAR                    3-YEARS

     -------------------------------------------------------------------------------------------------------------------
     CLASS A                       41                   170                       41                         170
     -------------------------------------------------------------------------------------------------------------------
     CLASS B                      441                   593                       41                         293
     -------------------------------------------------------------------------------------------------------------------
     CLASS C                       41                   293                       41                         293
     -------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Additional information about risks associated with the Fund's and Master Portfolio's investment policies and investment strategies is provided below. Risks discussed below for the Master Portfolio expose the Fund to the same risks.

     o BANKING INDUSTRY RISK. If the Master Portfolio concentrates more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the Master

          Portfolio than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

     o FOREIGN INVESTMENT RISK. The Master Portfolio may invest in U.S. dollar-denominated obligations issued in the United States by non-U.S. issuers. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Master Portfolio can avoid currency risks during the settlement period for either purchases or sales.

     o INTEREST RATE RISK. During periods of rising interest rates, the Master Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Master Portfolio's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult or impossible to purchase, sell or convert to cash in the normal course of business. These securities include, without limitation: repurchase agreements, time deposits and variable rate demand notes. The ability of the Master Portfolio to transact in such securities at advantageous prices can be greatly limited when liquidity is limited in the market and the Master Portfolio may have to hold such securities when SSgA FM would otherwise have sold them. Also, there may not be a ready market for certain securities held by the Master Portfolio. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Master Portfolio invests have experienced limited liquidity. It is possible that any such illiquidity will continue for an extended period.

     o MARKET RISK. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Master Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund and Master Portfolio themselves are regulated. Such legislation or regulation could limit or preclude the Fund's or Master Portfolio's ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Master Portfolio's portfolio holdings. Furthermore, volatile financial markets can expose the Master Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Master Portfolio. The Master Portfolio has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. SSgA FM will monitor developments and seek to manage the Master Portfolio in a manner consistent with achieving the Master Portfolio's investment objective; however, there can be no assurance that it will be successful in doing so.

     o MASTER/FEEDER STRUCTURE RISK. Unlike traditional mutual funds that invest directly in securities, the Fund pursues its objective by investing substantially all of its assets in another mutual fund (a master fund) with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund.

     o MONEY MARKET RISK. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     o REPURCHASE AGREEMENT RISK. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Master Portfolio is unable to honor its obligations under the repurchase agreement, the Master Portfolio could lose money.

     o U.S. GOVERNMENT SPONSORED ENTERPRISES RISK. Securities issued or guaranteed by certain agencies or instrumentalities of the U.S. government are not supported by the full faith and credit of the United States. For example, mortgage-backed securities issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Although these securities are generally issued under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing agencies or instrumentalities and these securities are neither insured nor guaranteed by the U.S. government. Investments in U.S. government sponsored enterprises may return less than investments in non-government fixed-income securities.

The investment policies described below reflect the Fund's and Master Portfolio's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security.

Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Master Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Master Portfolio invests in asset-backed securities, the values of such Master Portfolio's Master Portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ECDS, ETDS AND YCDS. ECDs are U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Master Portfolio may invest in other money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent permitted by applicable law or SEC exemptive relief. Under Section 12(d)(1) of the 1940 Act, the Master Portfolio generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If the Master Portfolio invests in other money market funds, shareholders of the Fund will bear not only their proportionate share of the expenses described in this Prospectus, but also, indirectly, the similar expenses of the money market funds in which the Master Portfolio invests. Shareholders would also be exposed to the risks associated not only to the investments of the Master Portfolio (indirectly through the Fund's investment in the Master Portfolio) but also to the portfolio investments of the money market funds in which the Master Portfolio invests.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or an investment in a pool secured by, mortgage loans. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which the Master Portfolio may invest include: Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs"), Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes") and Commercial Mortgage-Backed Securities ("CMBS"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. GNMA is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount. Each Fannie Mae is issued and guaranteed by FNMA and represents an undivided interest in a pool of mortgage loans formed by Fannie Mae. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.

In September 2008, Fannie Mae and Freddie Mac (together, the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take steps to support the conservatorship, including steps to shore up the entities' capital base and funding to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by the GSEs will be successful.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Master Portfolio may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Master Portfolio may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Master Portfolio may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES. The Master Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). This commercial paper is commonly called "Section 4(2) paper." The Master Portfolio may also invest in securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").

Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Master Portfolio through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be subject to the Master Portfolio's limitation on illiquid securities if SSgA FM (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either
Section 4(2) paper or Rule 144A securities. The Statement of Additional Information ("SAI") addresses the Fund's and Master Portfolio's limitation on illiquid securities.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk (as described above under "Mortgage-Backed Securities"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as: (1) the U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The Master Portfolio may purchase variable and floating rate securities issued or guaranteed by the U.S. government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Securities purchased by the Master Portfolio may include variable and floating rate instruments, which may have a stated maturity in excess of the Master Portfolio's maturity limitations but which will, except for certain U.S. government obligations, permit the Master Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Master Portfolio will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to the Master Portfolio's percentage limitations regarding securities that are illiquid or not readily marketable. SSgA FM will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Master Portfolio invests, and its ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

TEMPORARY DEFENSIVE POSITIONS. From time to time, the Master Portfolio may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Master Portfolio is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Master Portfolio's holdings in temporary defensive positions may be inconsistent with the Master Portfolio's principal investment strategy, and, as a result, the Master Portfolio may not achieve its investment objective.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

CHANGES IN POLICIES. The Fund's Board may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

MANAGEMENT OF THE FUND

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL, 60611, referred to herein as the "Adviser", is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with its subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-asset management business with a fast growing worldwide distribution network.

The Adviser has overall responsibility for the general management and administration of the Fund. The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives no compensation for its services to the Fund while the Fund is invested in a master-feeder structure. If the Fund was not invested in a master-feeder structure, the Adviser would receive an investment advisory fee, at an annual rate of 0.10% of average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement for the Fund will be available in the Fund's Semi-Annual Report dated June 30, 2009.

The Master Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Master Portfolio. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA FM's principal address is State Street Financial

Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA manages approximately $1,443.8 billion as of December 31, 2008 in investment programs and portfolios for institutional and individual investors. SSgA FM had over $118,539,997,800 in assets under management at December 31, 2008.

DESCRIPTION OF SHARE CLASSES

The Fund offers Class A, Class B and Class C shares through this Prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

CLASS A SHARES

o lower annual expenses than Class B and Class C shares

o no CDSC in most cases. See "Contingent Deferred Sales Charge (CDSC)"

o Class A shares pay distribution and service fees up to a maximum of 0.25% of net assets annually

CLASS B SHARES

o direct purchases of Class B shares are not permitted. Class B shares may be acquired only by exchanging from Class B shares of other Henderson Global Funds

o higher annual expenses than Class A shares

o a CDSC on shares you sell within six years of purchase

o automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually

o CDSC is waived for certain types of redemptions

CLASS C SHARES

o direct purchases of Class C shares are not permitted. Class C shares may be acquired only by exchanging from Class C shares of other Henderson Global Funds

o a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter

o shares do not convert to another class

o higher annual expenses than Class A shares

o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sales charges

o CDSC is waived for certain types of redemptions

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that may apply to each of these classes of shares.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Henderson Global Funds with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Henderson Global Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Fund may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Fund may waive initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces. Investors may be charged a fee by such investment professionals if they affect transactions through them.

APPLICABLE SALES CHARGE - CLASS B SHARES

Direct purchases of Class B shares are not permitted. Class B shares may be acquired only by exchanging from Class B shares of other Henderson Global Funds. A CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B shares is set forth under "Contingent Deferred Sales Charge."

CONVERSION FEATURE - CLASS B SHARES:

o Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to Class B shares.

o You will not pay any sales charge or fees when your shares convert into Class A shares of the Fund, nor will the transaction be subject to federal income tax.

o If you exchange Class B shares of the Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in recognition of a gain or loss for federal income tax purposes.

o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

The Board may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

APPLICABLE SALES CHARGE - CLASS C SHARES

Direct purchases of Class C Shares of the Fund are not permitted. Class C Shares may be acquired only by exchanging from Class C Shares of other Henderson Global Funds. A 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem:

o Class A Shares that (i) were acquired through exchange from Class A Shares of one or more other Henderson Global Funds and (ii) are redeemed within twelve months of purchasing other Henderson Global Funds where initial sales charges were waived as a part of an investment of $1 million or more

o Class B shares within six years of purchase

o Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows.

       YEARS SINCE PURCHASE                                CDSC
       First.............................................  5.00%
       Second............................................  4.00%
       Third.............................................  4.00%
       Fourth............................................  3.00%
       Fifth.............................................  2.00%
       Sixth.............................................  1.00%
       Seventh and thereafter............................  0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

CDSC WAIVERS

The Fund will waive the CDSC payable upon redemptions of shares for:

o death or disability (as defined in section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

o benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

o minimum required distributions made from an individual retirement account ("IRA") or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

o withdrawals under the Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

o redemptions initiated by the Fund

o redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

o redemptions of Class A shares where no broker was compensated by the Distributor for the sale.

CDSC AGING SCHEDULE

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund.

o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares by financing the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distributions for Class A shares.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem shares of Class A, Class B and Class C shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs." The Fund reserves the right to modify the following policies at any time and to reject any investment for any reason.

HOW TO PURCHASE SHARES CLASS A SHARES

INITIAL PURCHASE

Direct purchases of Class B and Class C Shares of the Fund are not permitted. Class B and Class C Shares may be acquired only by exchanging from the same class of other Henderson Global Funds.

INVESTMENT MINIMUMS:

--------------------------------------------------------------------------------
TYPE OF ACCOUNT                          MINIMUM TO OPEN AN     MINIMUM BALANCE
                                         ACCOUNT
--------------------------------------------------------------------------------
Regular                                  $500                   $500
--------------------------------------------------------------------------------
IRA and Roth IRA                         $500                   $500
--------------------------------------------------------------------------------
Coverdell Education Savings Account      $500                   $500
(Educational IRA)
--------------------------------------------------------------------------------
Automatic Investment Plan                $500                   $500
--------------------------------------------------------------------------------

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent this by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund's investment objective, principal investment strategies and principal risks as well as factors listed under "Description of Share Classes" to determine whether the Fund is appropriate for your situation and, if so, which share Class is most appropriate for your situation.

OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:

o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

o COMPLETE THE APPLICATION. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

     REGULAR MAIL
     Henderson Global Funds
     PO Box 8391
     Boston, MA 02266-8391

     OVERNIGHT MAIL
     Boston Financial Data Services
     c/o Henderson Global Funds
     30 Dan Road
     Canton, MA 02021-2809
     866.3HENDERSON (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:

     State Street Bank and Trust Company
     Attn: Mutual Funds
     Boston, MA 02110
     ABA # 0110-0002-8
     Attn: Henderson Global Funds
     Deposit DDA #9905-541-0
     FBO: (please specify the Fund name, account number and name(s) on account);

You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

o Account Registration
o Dealer Number
o Branch and Rep Number
o Dealer Account Number (BIN)
o Matrix level
o Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Fund does not accept foreign correspondent or foreign private banking accounts.

ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments to any Henderson Global Fund in your account:

o ask your financial adviser to purchase shares on your behalf

o send a check with the returnable portion of your statement

o wire additional investments through your bank using the wire instructions as detailed above

o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

o exchange shares from another Henderson Global Fund

o through an Automatic Investment Plan (please see "Investor Services and Programs-Purchase and Redemption Programs" for details)

HOW TO EXCHANGE SHARES

You can exchange your shares in the Fund for shares of the same class of other Henderson Global Funds by having your financial adviser process your exchange request or by contacting shareholder services directly. Exchanges of Class A Shares that were previously subject to initial sales charges or meet the conditions for sales charge waivers as described in the then current prospectus for the relevant Henderson Global Fund will be transacted at NAV. Exchanges of Class A Shares that were not previously subject to initial sales charges and do not meet the conditions for sales charge waivers will be transacted at Public Offering Price ("POP"). Please refer to the current prospectus for the relevant Henderson Global Fund. Exchanges of Class B and Class C Shares will always be transacted at NAV. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged from other Henderson Global Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described in the prospectus for those Funds.

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

     REGULAR MAIL
     Henderson Global Funds
     PO Box 8391
     Boston, MA 02266-8391

     OVERNIGHT MAIL
     Boston Financial Data Services
     c/o Henderson Global Funds
     30 Dan Road
     Canton, MA 02021-2809
     866.3HENDERSON (or 866.343.6337)

o BY WIRE AND/OR ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

o You want to redeem more than $200,000 in shares

o You want your redemption check mailed to an address other than the address on your account registration

o Your address of record was changed within the past 30 days

o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchange orders should be made for investment purposes only. The Fund does not accept third party checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of the Fund and to purchase shares of another Henderson Global Fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund making it more difficult to identify and eliminate market timers. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. In certain circumstances, intermediaries may be unable to implement those policies or may not be able to implement them in the same manner as the Fund due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, under "Other Considerations - Right to Reject or Restrict Purchase and Exchange Orders," the Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund's sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Fund's Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing the Fund's investments when appropriate (see "Other Information-Pricing of Fund Shares" below).

In addition, a financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund's consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund's ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between the Class A, Class B and Class C shares of the Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privilege or any investor who appears to be engaged in short-term or excessive trading.

REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

IN-KIND DISTRIBUTIONS. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions. In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected pursuant to Rule 18f-1 under the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified)

o Dividend distributions in cash; capital gain distributions reinvested in additional shares

o Dividend and capital gain distributions in cash

o Dividend and capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the NAV as of the close of business on the reinvestment date. See "Other Information- Distributions-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS FOR CLASS A, CLASS B AND CLASS C SHARES

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B and Class C shares, without extra charge.

AUTOMATIC INVESTMENT PLAN (CLASS A ONLY). You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any Henderson Global Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice. For more information about exchanging out of a Henderson Global Fund, you should consult that Henderson Global Fund's prospectus.

REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any Henderson Global Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same class of another Henderson Global Fund.

SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the 4th and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the Plan at any time on five business days notice.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

The price at which you buy or sell shares is the net asset value per share
(NAV). The NAV of each class of shares is calculated every business day as of the close of regular trading on the New York Stock Exchange (NYSE) - normally 5:00 pm Eastern time, but sometimes earlier (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading.

The NAV per share for each of the classes is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

To the extent that the Fund's assets consist of investments in the Master Portfolio, the Fund will calculate its share price using the NAV of the Master Portfolio.

In order to help it meet its goal of maintaining a steady $1.00 NAV, the Master Portfolio uses the amortized cost method to value its portfolio instruments. In this method, an instrument is initially valued at its actual cost, and over time its value is assumed to move in a straight line toward its value at maturity, regardless of actual market value.

Investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank). The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares of the Fund because the Federal Funds wiring does not occur on these holidays. You will begin accruing dividends on the business day your purchase request is received in good order. Investments received after the close of business are treated as having arrived on the next business day. Dividends will accrue through the day of redemption.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made at least annually in December.

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Dividends from investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or reinvested in additional shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

See "Investor Services and Programs -- Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS

The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Henderson Global Funds' annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The Money Market Fund is expected to commence operations on ______, 2009, therefore no financial highlights are shown for the Fund.

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund and its policies. A Statement of Additional Information dated April __, 2009 is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You will be able to request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
clo Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You will be able to find more information about the Fund on the Internet at http://www.hendersonglobalinvestors.com, including copies of the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at http//www.sec.gov

SEC FILE NUMBER: 811-10399

--------------------------------------------------------------------------------
                              SUBJECT TO COMPLETION
--------------------------------------------------------------------------------
                   PRELIMINARY PROSPECTUS DATED MARCH 26, 2009

Henderson Money Market Fund

Prospectus
April __, 2009

Class Z Shares

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON MONEY MARKET FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK TO MAXIMIZE CURRENT INCOME, TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 PER SHARE NET ASSET VALUE. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS (THE "TRUST").

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.







--------------------------------------------------------------------------------
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
--------------------------------------------------------------------------------

Table of Contents

Fund Summary...................................................................3
Performance Information........................................................5
Fees and Expenses Summary......................................................5
Additional Information about Investment Strategies and Risks...................6
Management of the Fund........................................................12
Description of Share Class....................................................12
How to Purchase and Redeem Shares.............................................12
Other Information.............................................................13
Financial Highlights..........................................................15

Back Cover for Additional Information

FUND SUMMARY

MASTER-FEEDER STRUCTURE

The Fund invests as part of a "master-feeder" structure. The Fund described in this Prospectus operates as a "feeder fund" which means that the Fund invests in a separate mutual fund, or a "master fund", which in turn purchases investment securities.

The Fund will seek to achieve its investment objective by investing substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the "Master Portfolio"), a series of a separately registered open-end management investment company called the State Street Master Funds. The Master Portfolio has a substantially identical investment objective, investment policies, and risks as the Fund. SSgA Funds Management, Inc. ("SSgA FM") is the investment adviser of the Master Portfolio. All discussions about the Fund's investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund's Board of Trustees ("Board") determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changed so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same investment objective as the Fund, Henderson Global Investors (North America) Inc. (the "Adviser") may directly manage the Fund's assets, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The Fund invests in U.S. dollar-denominated money market securities. There is no assurance the Fund will be able to achieve its objective or be able to maintain a stable NAV per share, and you could lose money by investing in the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Master Portfolio invests in such money market instruments as: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest or principal by the U.S. government, its agencies, or instrumentalities; (3) instruments of U.S. and foreign banks, such as certificates of deposit, bankers' acceptances and time deposits, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of U.S. and foreign companies; (5) mortgage- and asset-backed securities; (6) corporate obligations of U.S. and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements. Under normal conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

The Master Portfolio will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition SSgA FM determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission ("SEC") rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term categories by at least two nationally recognized statistical rating organizations (each an "NRSRO");
(2) are rated in one of the two highest short-term categories by one NRSRO, if only one NRSRO has rated the security; or (3) if unrated, are of comparable quality to the rated security described above, as determined by SSgA FM in accordance with procedures established by the Master Portfolio's Board of Trustees.

A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Master Portfolio will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if SSgA FM finds it advantageous or necessary.

In making investment decisions for the Master Portfolio, SSgA FM focuses on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates, as well as supply and demand imbalances in the market.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares, may fluctuate. Risks discussed below for the Master Portfolio expose the Fund to the same risks. The principal risks that could adversely affect the total return on your investment include:

         o BANKING INDUSTRY RISK. Adverse developments in the banking industry may cause the Master Portfolio to underperform other money market funds that invest more broadly across different industries.

         o CREDIT/DEFAULT RISK. An issuer or guarantor of a fixed-income security held by the Master Portfolio may default on or otherwise become less likely to meet its obligation to pay principal or interest.

         o FOREIGN INVESTMENT RISK. The Master Portfolio may invest in U.S. dollar-denominated obligations issued in the United States by non-U.S. issuers. Adverse political, regulatory, market, or economic developments in foreign countries can affect the ability of such issuers to meet their payment obligations.

         o INTEREST RATE RISK. As interest rates rise, the market value of the Master Portfolio's investments generally will decline. As interest rates decline, the income that the Master Portfolio receives on its new investments generally will decline.

         o LIQUIDITY RISK. An illiquid security presents a greater risk of loss because the Master Portfolio may be unable to sell the security at an advantageous price or may not be able to sell the security at all.

         o MASTER/FEEDER STRUCTURE RISK. The Fund's performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

         o MONEY MARKET RISK. The Fund and Master Portfolio may not be able to maintain a NAV per share of $1.00 at all times.

         o MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. Prepayment rates on mortgage- and asset-backed securities may reduce the Master Portfolio's yield.

         o REPURCHASE AGREEMENT RISK. If a seller is unable to honor its commitments, the Master Portfolio could lose money.

         o SECURITY SELECTION RISK. Poor security selection may cause the Master Portfolio to underperform relative to benchmarks or other money market funds, or a strategy used by SSgA FM may fail to produce the intended investment results.

         o U.S. GOVERNMENT SPONSORED ENTERPRISES RISK. Securities issued or guaranteed by certain agencies or instrumentalities of the U.S. government are not guaranteed or supported by the full faith and credit of the United States.

         o VARIABLE AND FLOATING RATE SECURITIES RISK. The extent of increases and decreases in the value of variable and floating rate securities generally will be less than comparable changes in value of an equal principal amount of a similar fixed rate security and, if interest rates decline, the Master Portfolio may forego the opportunity for appreciation of the security.

You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund had not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns.

FEES AND EXPENSES SUMMARY

The Fund offers four different classes of shares, one of which is described in this Prospectus. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. For more information about which share class may be right for you, see "Description of Share Classes."

The following table shows the different fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Money Market Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the example reflect the expenses of both the Fund and Portfolio. Future expenses may be greater or less than those indicated below.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     ----------------------------------------------------------------------------------------- -----------------------
                                                                                                      CLASS Z
     ----------------------------------------------------------------------------------------- -----------------------
     Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the Offering Price)           None
     ----------------------------------------------------------------------------------------- -----------------------
     Maximum Deferred Sales Charge (Load) (as a percentage of the Offering Price)                       None
     ----------------------------------------------------------------------------------------- -----------------------
     Redemption Fee                                                                                     None
     (as a percentage of amount redeemed)
     ----------------------------------------------------------------------------------------- -----------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE NET ASSETS

     -----------------------------------------------------------------------------------------------------------------
                                                                                                     CLASS Z
     -----------------------------------------------------------------------------------------------------------------
     Management Fees (a)                                                                              0.10%
     -----------------------------------------------------------------------------------------------------------------
     Distribution and Service (12b-1) Fees                                                             None
     -----------------------------------------------------------------------------------------------------------------
     Other Expenses (b)                                                                               0.68%
     -----------------------------------------------------------------------------------------------------------------
          Total Operating Expenses                                                                    0.78%
     -----------------------------------------------------------------------------------------------------------------
     Fee Waiver and Expense Reimbursement (c)                                                         0.38%
     -----------------------------------------------------------------------------------------------------------------
          Net Expenses (d)                                                                            0.40%
     -----------------------------------------------------------------------------------------------------------------

(a) This fee is the investment advisory fee paid by the Master Portfolio to SSgA FM. The Adviser receives no management fee for any period in which the Fund is invested in a master-feeder structure.
(b) Other Expenses are based on estimated amounts since the Fund has not yet commenced operations. Other Expenses includes an estimated allocation of expenses from the Master Portfolio to the Fund, in excess of the management fee. Those expenses may include transfer agent, administration, trustee, legal, audit, insurance and other miscellaneous expenses of the Master Portfolio.

(c) The Adviser has contractually agreed, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses to 0.40% of the Fund's average daily net assets. This waiver will remain in effect through July 31, 2020.
(d) From time to time, the Adviser may limit expenses to the extent it deems appropriate to enhance the yield of the Fund during periods when fixed expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by the Adviser at any time without notice.

EXAMPLE OF EXPENSES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

| | you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

| | your investment has a 5% return each year and dividends and other distributions are reinvested

| | the Fund's operating expenses will remain the same and reflect contractual waivers for applicable periods

Based upon these assumptions:

                    If you sell your shares, your costs would be:   If you don't sell your shares, your costs would be:
                    ------------------------- --------------------- ------------------------ --------------------------
                            1-YEAR                  3-YEARS                 1-YEAR                    3-YEARS
     -------------- ------------------------- --------------------- ------------------------ --------------------------
     CLASS Z                              41                   129                       41                         129
     -------------- ------------------------- --------------------- ------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Additional information about risks associated with the Fund's and Master Portfolio's investment policies and investment strategies is provided below. Risks discussed below for the Master Portfolio expose the Fund to the same risks.

         o BANKING INDUSTRY RISK. If the Master Portfolio concentrates more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the Master Portfolio than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

         o FOREIGN INVESTMENT RISK. The Master Portfolio may invest in U.S. dollar-denominated obligations issued in the United States by non-U.S. issuers. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Master Portfolio can avoid currency risks during the settlement period for either purchases or sales.

         o INTEREST RATE RISK. During periods of rising interest rates, the Master Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Master Portfolio's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

         o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult or impossible to purchase, sell or convert to cash in the normal course of business. These securities include, without limitation: repurchase agreements, time deposits and variable rate demand notes. The ability of the Master Portfolio to transact in such securities at advantageous prices can be greatly limited when liquidity is limited in the market and the Master Portfolio may have to hold such securities when SSgA FM would otherwise have sold them. Also, there may not be a ready market for certain securities held by the Master Portfolio. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Master Portfolio invests have experienced limited liquidity. It is possible that any such illiquidity will continue for an extended period.

         o MARKET RISK. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Master Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund and Master Portfolio themselves are regulated. Such legislation or regulation could limit or preclude the Fund's or Master Portfolio's ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Master Portfolio's portfolio holdings. Furthermore, volatile financial markets can expose the Master Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Master Portfolio. The Master Portfolio has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. SSgA FM will monitor developments and seek to manage the Master Portfolio in a manner consistent with achieving the Master Portfolio's investment objective; however, there can be no assurance that it will be successful in doing so.

         o MASTER/FEEDER STRUCTURE RISK. Unlike traditional mutual funds that invest directly in securities, the Fund pursues its objective by investing substantially all of its assets in another mutual fund (a master fund) with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund.

         o MONEY MARKET RISK. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

         o REPURCHASE AGREEMENT RISK. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Master Portfolio is unable to honor its obligations under the repurchase agreement, the Master Portfolio could lose money.

         o U.S. GOVERNMENT SPONSORED ENTERPRISES RISK. Securities issued or guaranteed by certain agencies or instrumentalities of the U.S. government are not supported by the full faith and credit of the United States. For example, mortgage-backed securities issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Although these securities are generally issued under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing agencies or instrumentalities and these securities are neither insured nor guaranteed by the U.S. government. Investments in U.S. government sponsored enterprises may return less than investments in non-government fixed-income securities.

The investment policies described below reflect the Fund's and Master Portfolio's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security.

Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Master Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Master Portfolio invests in asset-backed securities, the values of such Master Portfolio's Master Portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ECDS, ETDS AND YCDS. ECDs are U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Master Portfolio may invest in other money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent permitted by applicable law or SEC exemptive relief. Under Section 12(d)(1) of the 1940 Act, the Master Portfolio generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If the Master Portfolio invests in other money market funds, shareholders of the Fund will bear not only their proportionate share of the expenses described in this Prospectus, but also, indirectly, the similar expenses of the money market funds in which the Master Portfolio invests. Shareholders would also be exposed to the risks associated not only to the investments of the Master Portfolio (indirectly through the Fund's investment in the Master Portfolio) but also to the portfolio investments of the money market funds in which the Master Portfolio invests.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or an investment in a pool secured by, mortgage loans. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which the Master Portfolio may invest include: Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs"), Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes") and Commercial Mortgage-Backed Securities ("CMBS"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. GNMA is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount. Each Fannie Mae is issued and guaranteed by FNMA and represents an undivided interest in a pool of mortgage loans formed by Fannie Mae. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.

In September 2008, Fannie Mae and Freddie Mac (together, the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take steps to support the conservatorship, including steps to shore up the entities' capital base and funding to assist the entities in funding their regular business activities in the capital markets until

December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by the GSEs will be successful.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Master Portfolio may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Master Portfolio may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Master Portfolio may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES. The Master Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). This commercial paper is commonly called "Section 4(2) paper." The Master Portfolio may also invest in securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").

Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Master Portfolio through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be subject to the Master Portfolio's limitation on illiquid securities if SSgA FM (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either
Section 4(2) paper or Rule 144A securities. The Statement of Additional Information ("SAI") addresses the Fund's and Master Portfolio's limitation on illiquid securities.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue.

While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk (as described above under "Mortgage-Backed Securities"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as: (1) the U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The Master Portfolio may purchase variable and floating rate securities issued or guaranteed by the U.S. government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Securities purchased by the Master Portfolio may include variable and floating rate instruments, which may have a stated maturity in excess of the Master Portfolio's maturity limitations but which will, except for certain U.S. government obligations, permit the Master Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Master Portfolio will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to the Master Portfolio's percentage limitations regarding securities that are illiquid or not readily marketable. SSgA FM will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Master Portfolio invests, and its ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

TEMPORARY DEFENSIVE POSITIONS. From time to time, the Master Portfolio may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Master Portfolio is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Master Portfolio's holdings in temporary defensive positions may be inconsistent with the Master Portfolio's principal investment strategy, and, as a result, the Master Portfolio may not achieve its investment objective.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

CHANGES IN POLICIES. The Fund's Board may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

Management of the Fund

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL, 60611, referred to herein as the "Adviser", is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with its subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-asset management business with a fast growing worldwide distribution network.

The Adviser has overall responsibility for the general management and administration of the Fund. The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives no compensation for its services to the Fund while the Fund is invested in a master-feeder structure. If the Fund was not invested in a master-feeder structure, the Adviser would receive an investment advisory fee, at an annual rate of 0.10% of average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement for the Fund will be available in the Fund's Semi-Annual Report dated June 30, 2009.

The Master Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Master Portfolio. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA FM's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA manages approximately $1,443.8 billion as of December 31, 2008 in investment programs and portfolios for institutional and individual investors. SSgA FM had over $118,539,997,800 in assets under management at December 31, 2008.

Description of Share Class

Class Z Shares are only available for purchase by other series of Henderson Global Funds or by certain other clients of the Adviser as shall be identified from time to time.

How to Purchase and Redeem Shares

Class Z Shares are only available for purchase by other series of Henderson Global Funds or by certain other clients of the Adviser as shall be identified from time to time.

The minimum initial investment in $10 million, although the Adviser may waive the minimum in its discretion.

OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE ORDERS. The Fund reserves the right to cease accepting investments at any time or reject any investment order. In addition, the Fund may limit the amount of a purchase order received after 3:00 p.m. EST.

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, under "Other Considerations - Right to Reject or Restrict Purchase Orders," the Fund reserves the right to reject or restrict any purchase order from any investor.

The Fund's Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing the Fund's investments when appropriate (see "Other Information-Pricing of Fund Shares" below).

IN-KIND DISTRIBUTIONS. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions. In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected pursuant to Rule 18f-1 under the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

Other Information

DETERMINATION OF NET ASSET VALUE

The price at which you buy or sell shares is the net asset value per share
(NAV). The NAV of each class of shares is calculated every business day as of the close of regular trading on the New York Stock Exchange (NYSE) - normally 5:00 pm Eastern time, but sometimes earlier (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading.

The NAV per share for each of the classes is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

To the extent that the Fund's assets consist of investments in the Master Portfolio, the Fund will calculate its share price using the NAV of the Master Portfolio.

In order to help it meet its goal of maintaining a steady $1.00 NAV, the Master Portfolio uses the amortized cost method to value its portfolio instruments. In this method, an instrument is initially valued at its actual cost, and over time its value is assumed to move in a straight line toward its value at maturity, regardless of actual market value.

Investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank). The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares of the Fund because the Federal Funds wiring does not occur on these holidays. You will begin accruing dividends on the business day your purchase request is received if your purchase request is in good order and received by the Transfer Agent by 3:00 PM EST. Dividends will accrue through the day of redemption.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

         o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

         o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made at least annually in December.

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Dividends from investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or reinvested in additional shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS

The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Henderson Global Funds' annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

Financial Highlights

The Money Market Fund is expected to commence operations on ______, 2009, therefore no financial highlights are shown for the Fund.

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Provides more details about the Fund and its policies. A Statement of Additional Information dated April __, 2009 is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You will be able to request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
clo Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You will be able to find more information about the Fund on the Internet at http://www.hendersonglobalinvestors.com, including copies of the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at http//www.sec.gov

SEC FILE NUMBER: 811-10399

--------------------------------------------------------------------------------
                              SUBJECT TO COMPLETION
      PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 26, 2009
--------------------------------------------------------------------------------

                           HENDERSON MONEY MARKET FUND

                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April ___, 2009

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of eleven portfolios. The Henderson Money Market Fund (the "Fund") is diversified. This Statement of Additional Information ("SAI") relates to the Class A, Class B, Class C and Class Z shares of the Fund. The other series of the Trust are described in separate Statements of Additional Information. The Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April ___, 2009 (the "Prospectus"). The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

--------------------------------------------------------------------------------
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                        Page

FUND HISTORY AND GENERAL INFORMATION......................................1
INVESTMENT OBJECTIVES AND STRATEGIES......................................1
FUND INVESTMENTS AND RELATED RISKS........................................2
INVESTMENT RESTRICTIONS...................................................9
PORTFOLIO TURNOVER.......................................................11
MANAGEMENT OF THE FUND...................................................13
CONTROL PERSONS AND PRINCIPAL HOLDERS....................................19
INVESTMENT ADVISORY AND OTHER SERVICES...................................20
BROKERAGE ALLOCATION.....................................................24
CAPITALIZATION AND VOTING RIGHTS.........................................25
PURCHASES AND REDEMPTION INFORMATION.....................................26
NET ASSET VALUE..........................................................30
FEDERAL INCOME TAX MATTERS...............................................31
REGISTRATION STATEMENT...................................................33
FINANCIAL STATEMENTS.....................................................34
APPENDIX A...............................................................35
APPENDIX B...............................................................38

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION

         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of eleven portfolios, one of which is described in this SAI.

         Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser in its discretion might, but is not required to, use in managing the Fund's portfolio assets. For example, the Adviser may, in its discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.

                      INVESTMENT OBJECTIVES AND STRATEGIES

         The Fund invests as part of a "master-feeder" structure. The Fund operates as a "feeder fund" which means that the Fund does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities.

         The Fund invests substantially all of its investable assets in the State Street Money Market Portfolio (the "Master Portfolio"), a series of State Street Master Funds (the "Master Funds"). The Master Portfolio has substantially identical investment objective, investment policies, and risks as the Fund. SSgA Funds Management, Inc. ("SSgA FM") is the investment adviser of the Master Portfolio. All discussions about the Fund's investment objective, policies and risks should be understood to refer also to the investment objectives, policies and risks of the Master Portfolio.

         The Fund can withdraw its investment in a Master Portfolio if, at any time, the Fund's Board of Trustees determines that it would be in the best interests of the Fund's shareholders, or if the investment objectives of the Master Portfolio changed so that they were inconsistent with the objectives of the Fund. If the Fund withdraws its investment from a Master Portfolio, the Fund may invest all of its assets in another Master Portfolio that has the same investment objective as the Fund, the Adviser may directly manage the Fund's assets, or the Board may take such other action it deems appropriate and in the best interests of shareholders of the Fund, which may include liquidation of the Fund.

         The Fund has its own investment objective and policies, which are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.

                FUND AND PORTFOLIO INVESTMENTS AND RELATED RISKS

         To the extent consistent with its investment objective and restrictions, the Fund or Master Portfolio may invest in the following instruments and use the following techniques.

         ASSET-BACKED SECURITIES. The Master Portfolio may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security. Use of asset-backed securities will represent less than 5% of the Master Portfolio's total assets by issuer.

         EURODOLLAR CERTIFICATES OF DEPOSIT ("ECDS"), EURODOLLAR TIME DEPOSITS ("ETDS") AND YANKEE CERTIFICATES OF DEPOSIT ("YCDS"). The Master Portfolio may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

         Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

         FORWARD COMMITMENTS. The Master Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Master Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Master Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Master Portfolio's other assets. Where such purchases are made through dealers, the Master Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Master Portfolio of an advantageous yield or price.

         Although the Master Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Master Portfolio may dispose of a commitment prior to settlement if SSgA FM deems it appropriate to do so. The Master Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         INVESTMENT-GRADE BONDS. The Master Portfolio may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization ("NRSRO") (and, in the case of the Master Portfolio, rated in one of the two short-term highest rating categories by at least two NRSROs or by one NRSRO if only one NRSRO has rated the security) or, if unrated, are of comparable quality to the rated securities described above, as determined by SSgA FM, in accordance with procedures established by the Board of Trustees. Investment-grade securities include securities rated Baa by Moody's or BBB- by S&P (and securities of comparable quality), which have speculative characteristics.

         ILLIQUID SECURITIES. The Master Portfolio will invest no more than 10% of its net assets, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

         MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES. The Master Portfolio solely as collateral for repurchase agreements may invest in mortgage-backed and mortgage-related securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Master Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities.

         The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Master Portfolio may not be able to realize the rate of return the adviser expected.

         Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Master Portfolio. Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

         Mortgage-backed securities are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), which is a shareholder-owned government-sponsored enterprise established by Congress, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

         GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

         FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

         FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

         CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

          Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

         Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Master Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Master Portfolio may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Master Portfolio's ability to buy or sell those securities at any particular time.

         The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

         PURCHASE OF OTHER INVESTMENT COMPANY SHARES. The Master Portfolio may, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Portfolio's. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting interestholder redemptions.

         REPURCHASE AGREEMENTS. The Master Portfolio may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Master Portfolio receives securities as collateral. Under a repurchase agreement, the Master Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Master Portfolio's original purchase price plus interest within a specified time (normally one business day). The Master Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Master Portfolio may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Master Portfolio.

         REVERSE REPURCHASE AGREEMENTS. The Master Portfolio may enter into reverse repurchase agreements. In substance, a reverse repurchase agreement is a borrowing for which the Master Portfolio provides securities as collateral. Under a reverse repurchase agreement, the Master Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Master Portfolio retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from the Master Portfolio's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Master Portfolio's custodian on the Master Portfolio's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Master Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect the Master Portfolio's ability to reacquire the underlying securities.

         SECTION 4(2) COMMERCIAL PAPER/RULE 144A SECURITIES. The Master Portfolio may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("1933 Act")

("Section 4(2) paper") or in securities that that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").

         Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Master Portfolios through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Rule 144A securities generally must be sold only to other qualified institutional buyers.

         Section 4(2) paper and Rule 144A securities will not be subject to the Fund's and Master Portfolio's percentage limitations on illiquid securities when SSgA FM (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either Section 4(2) paper or Rule 144A securities.

         U.S. GOVERNMENT SECURITIES. The Master Portfolio may purchase U.S. government securities. The types of U.S. government obligations in which the Master Portfolio may at times invest include: (1) U.S. Treasury obligations and
(2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

         The Master Portfolio may purchase U.S. government obligations on a forward commitment basis. The Master Portfolio may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

         VARIABLE AND FLOATING RATE SECURITIES. The Master Portfolio may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         VARIABLE AMOUNT MASTER DEMAND NOTES. The Master Portfolio may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

         WHEN-ISSUED SECURITIES. The Master Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Master Portfolio until settlement takes place. The Master Portfolio segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Master Portfolio's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Master Portfolio. When entering into a when-issued transaction, the Master Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Master Portfolio may be disadvantaged. The Master Portfolio will not invest more than 25% of their respective net assets in when-issued securities.

         Securities purchased on a when-issued basis and held by the Master Portfolio are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Master Portfolio remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Master Portfolio's net asset value ("NAV").

         When payment for when-issued securities is due, the Master Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Master Portfolio's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

         ZERO COUPON SECURITIES. The Master Portfolio may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Master Portfolio must distribute at least 90% of their net investment income, including the original issue discount accrued on zero coupon bonds. Because the Master Portfolio will not receive cash payments on a current basis from the issuer in respect of accrued original discount, the Master Portfolio may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement. Such cash might be obtained from selling other portfolio holdings of the Master Portfolio. In some circumstances such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Master Portfolio to sell such securities at such time.

         The Master Portfolio may invest no more than 25% of their respective total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. Privately-issued stripped securities are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

                             INVESTMENT RESTRICTIONS

         The Master Portfolio in which the Fund invests has substantially the same investment restrictions as the Fund. In reviewing the description of the Fund's investment restrictions below, you should assume that the investment restrictions of the Master Portfolio are the same in all material respects as those of the Fund.

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has elected to be classified as a diversified series of an open-end investment company. Under these restrictions, the Fund may not:

         (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

         (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

         (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

         (4) Invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

         (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund's total assets.

         (6) Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

         (7) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

         (8) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

         The concentration policy of the Fund (as set forth in Investment Restriction No. 1, above) permits the Fund to invest, without limit, in bankers' acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks),
(iii) foreign branches of U.S. banks (in circumstances in which the Fund will have recourse to the U.S. bank for the obligations of the foreign branch), and
(iv) foreign branches of foreign banks (although the Fund would only do so if the Adviser were to determine that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks). The Fund may concentrate in such instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in the banking industry justify any additional risks associated with the concentration of the Fund's assets in such industry. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

                               PORTFOLIO TURNOVER

         The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. High rates of portfolio turnover will result in the realization of capital gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser and the Fund from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. The Fund will publicly disclose its portfolio holdings quarterly on its website at http://www.hendersonglobalinvestors.com and by filing Form N-Q and Form N-CSR with the SEC.

         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of April __, 2009, the Fund's primary service providers were the Adviser, State Street Bank and Trust Company, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price P.C. and K&L Gates LLP.

         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of April __, 2009, the following entities may be provided portfolio holdings information in connection with the above procedures:
         Lipper, Inc., Morningstar, Inc., Middleberg Communications, J.P. Morgan Securities, Inc., Evaluation Associates, a Milliman Company and UBS Warburg.

                  The terms of the confidentiality agreement generally provide for, among other things, that:

         (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

        (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

       (iii) the recipient agrees not to use the information for investment or trading purposes;

        (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

         (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

         Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund's policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.

                             MANAGEMENT OF THE FUND

         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

         A listing of the Trustees and Executive Officers of the Trust and their business experience during the past five years follows.


--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
INDEPENDENT TRUSTEES:
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
C . Gary Gerst, 69          Chairman and    Since 2001    President, KCI Inc. (private             None.
                            Trustee                       S-corporation investing in non-public
                                                          investments.)
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Roland C. Baker, 69         Trustee         Since 2001    Consultant to financial services         Director, Quanta Capital
                                                          industry.                                Holdings, Inc. (provider
                                                                                                   of property and casualty
                                                                                                   reinsurance); Director, North
                                                                                                   American Company for Life and
                                                                                                   Health Insurance (a provider of
                                                                                                   life insurance, health insurance
                                                                                                   and annuities); Trustee, Scottish
                                                                                                   Widows Investment Partnership
                                                                                                   Trust; Trustee, Allstate
                                                                                                   Financial Investment Trust;
                                                                                                   Director, Midland National Life
                                                                                                   Insurance Company (an affiliate
                                                                                                   of North American Company for
                                                                                                   Life and Health Insurance).
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Faris F. Chesley, 69        Trustee         Since 2002    Chairman, Chesley, Taft & Associates,    None.
                                                          LLC, since 2001; Vice Chairman,
                                                          ABN-AMRO, Inc. (a financial services
                                                          company), 1998-2001.
-------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE AND OFFICERS OF THE TRUST:
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Sean M. Dranfield(4), 42    Trustee and     Since 2001    Director, Global Distribution,           None
                            President                     Henderson Global Investors.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Kenneth A. Kalina, 48       Chief           Since 2005    Chief Compliance Officer, HGINA 2005;    N/A
                            Compliance                    Chief Compliance Officer, Columbia
                            Officer                       Wanger Asset Management, L.P.
                                                          2004-2005; Compliance Officer,
                                                          Treasurer and Chief Financial Officer,
                                                          Columbia Wanger Asset Management, L.P.
                                                          2000 -2005.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
                                       13

--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Alanna N. Nensel, 33        Vice President  Since 2002    Director, Retail Marketing and Product   N/A
                                                          Management, HGINA, since 2006 and
                                                          Associate Director, Head of Marketing
                                                          and Product Management, HGINA,
                                                          2003-2006.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Scott E. Volk, 37           Vice            Since 2001    Director, Retail Finance and             N/A
                            President                     Operations, HGINA.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Christopher K. Yarbrough,   Secretary       Since 2004    Legal Counsel, HGINA, since 2004;        N/A
33                                                        Attorney, Bell, Boyd & Lloyd LLC,
                                                          2000-2004.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Troy Statczar, 36           Treasurer       Since         Head of US Fund Administration and       N/A
                                            September     Accounting, HGINA, since July 2008;
                                            2008          Senior Vice President, Citigroup
                                                          2005-2008.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------
Richard J. Mitchell, 45     Assistant       Since 2007    Assistant Treasurer, HGINA, since        N/A
                            Treasurer                     2007; Assistant Treasurer, Bank of New
                                                          York, 2006-2007; Supervisor, The BISYS
                                                          Group; 2002-2006.
--------------------------- --------------- ------------- ---------------------------------------- ----------------------------

------------
1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2008.

2.   Currently, all Trustees oversee all eleven series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. This Trustee is an interested persons of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

         STANDING COMMITTEES OF THE BOARD. The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.

         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently, the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held two meetings during the fiscal year ended July 31, 2008.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the fiscal year ended July 31, 2008.

         During the fiscal year ended July 31, 2008, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 29, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently, the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held twenty eight meetings during the fiscal year ended July 31, 2008.

         MANAGEMENT OWNERSHIP OF THE FUNDS. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned of the Fund and of all funds overseen by each Trustee in the Trust as of December 31, 2008.

-------------------------------------------------- ---------------------------------- ----------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUNDS            COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                                                       $50,001 - $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Money Market Fund                                None
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst                                                                         Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Money Market Fund                                None
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                                                      Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Money Market Fund                                None
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                                                        $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Money Market Fund                                None
-------------------------------------------------- ---------------------------------- ----------------------------------------

         No trustee who is not an interested person of the Trust owns beneficially or of record any security of the Adviser, HIML or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or HIML. As of April __, 2009, the Trustees and officers of the Trust, as a group, owned less than 1% of all classes of outstanding shares of each of the Funds.

         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. No other officer, director or employee of the Adviser, HIML, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $25,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee receives a fee of $5,000 for each regular quarterly Board meeting attended in person or by telephone and $750 for each committee meeting (except Valuation Committee) attended in person or by telephone. Each Independent Trustee also receives a fee of $5,000 for attendance in person or $1,000 for attendance by telephone at any meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2008.

  TRUSTEE NAME                          AGGREGATE COMPENSATION FROM TRUST
INTERESTED TRUSTEE
Sean Dranfield*.........................                     $0
INDEPENDENT TRUSTEES
Roland C. Baker.........................                $57,303
C. Gary Gerst...........................                $62,918
Faris F. Chesley........................                $51,227

--------------
* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.

         CODE OF ETHICS. The Adviser and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

         PROXY VOTING POLICIES. [The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board's general oversight. The Adviser attempts to vote proxies in the best interests of its clients. A copy of the Adviser's Proxy Voting Policies and Procedures is attached hereto as Appendix B.]

         The Fund will file with the SEC its proxy voting records for the most recent 12-month period ending June 30, 2009 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures will be available without charge, upon request, by calling
866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.

                         MANAGEMENT OF THE MASTER FUNDS

         The trustees of the State Street Master Funds are responsible for generally overseeing the Master Funds' business. The following table provides biographical information with respect to each trustee and officer of the Master Funds.

-------------------------------- ------------------ ------------------------------ --------------- ------------------------
                                                                                     NUMBER OF
                                                                                     FUNDS AND
                                                                                   PORTFOLIOS IN
                                 POSITION(S) WITH                                       FUND
                                 THE MASTER TRUST                                    COMPLEX(2)
NAME, ADDRESS                      AND TERM OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
AND AGE                             OFFICE(1)           DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
INDEPENDENT TRUSTEES
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
Michael F. Holland               Trustee and        Chairman, Holland & Company          22        Trustee, State Street
Holland & Company, LLC           Chairman of the    L.L.C. (investment adviser)                    Institutional
375 Park Avenue                  Board              (1995 - present).                              Investment Trust;
New York, NY 10152                                                                                 Director, the Holland
                                 Term:  Indefinite                                                 Series Fund, Inc.;
Year of Birth:  1944             Elected:  7/99                                                    Director, The China
                                                                                                   Fund, Inc.; Chairman
                                                                                                   and Trustee, Scottish
                                                                                                   Widows Investment
                                                                                                   Partnership Trust; and
                                                                                                   Director, Reaves
                                                                                                   Utility Income Fund
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
William L. Boyan                 Trustee            Trustee of Old Mutual South          22        Trustee, State Street
State Street Master Funds                           Africa Master Trust                            Institutional
P.O. Box 5049                    Term:  Indefinite  (investments) (1995 -                          Investment Trust; and
Boston, MA 02206                 Elected:  7/99     present); Chairman emeritus,                   Trustee, Old Mutual
                                                    Children's Hospital (1984 -                    South Africa Master
Year of Birth:  1937                                present); Director, Boston                     Trust
                                                    Plan For Excellence
                                                    (non-profit) (1994 -
                                                    present); President and
                                                    Chief Operations Officer,
                                                    John Hancock Mutual Life
                                                    Insurance Company
                                                    (1959-1999).  Mr. Boyan
                                                    retired in 1999.
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
Rina K. Spence                   Trustee            President of SpenceCare              22        Trustee, State Street
7 Acacia Street                                     International LLC (1998 -                      Institutional
Cambridge, MA 02138              Term:  Indefinite  present); Member of the                        Investment Trust;
                                 Elected:  7/99     Advisory Board, Ingenium                       Director, Berkshire
Year of Birth: 1948                                 Corp. (technology company)                     Life Insurance Company
                                                    (2001 - present); Chief                        of America; Director,
                                                    Executive Officer,                             IEmily.com; Director,
                                                    IEMily.com (internet                           National Osteoporosis
                                                    company) (2000-2001); Chief                    Foundation (2005 -
                                                    Executive Officer of                           2008); and Director,
                                                    Consensus Pharmaceutical,                      DAS Al Fouad Hospital
                                                    Inc. (1998-1999); Founder,                     (2006-present).
                                                    President and Chief
                                                    Executive Officer of Spence
                                                    Center for Women's Health
                                                    (1994-1998); Trustee,
                                                    Eastern Enterprise
                                                    (utilities) (1988-2000).
-------------------------------- ------------------ ------------------------------ --------------- ------------------------

                                       17

-------------------------------- ------------------ ------------------------------ --------------- ------------------------
                                                                                     NUMBER OF
                                                                                     FUNDS AND
                                                                                   PORTFOLIOS IN
                                 POSITION(S) WITH                                       FUND
                                 THE MASTER TRUST                                    COMPLEX(2)
NAME, ADDRESS                       AND TERM OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
AND AGE                              OFFICE(1)           DURING PAST 5 YEARS          TRUSTEE          HELD BY TRUSTEE
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
Douglas T. Williams              Trustee            Executive Vice President of          22        Trustee, State Street
State Street Master Funds                           Chase Manhattan Bank (1987 -                   Institutional
P.O. Box 5049                    Term:  Indefinite  1999).  Mr. Williams retired                   Investment Trust
Boston, MA 02206                 Elected:  7/99     in 1999.

Year of Birth: 1940
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
INTERESTED TRUSTEE(3)
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
James E. Ross                    Trustee/           President, SSgA Funds                22        Trustee, State Street
SSgA Funds Management, Inc.                         Management, Inc. (2005 -                       Master Funds; Trustee,
State Street Financial Ctr.      Term:  Indefinite  present); Principal, SSgA                      SPDR(R) Series Trust;
One Lincoln Street               Elected:  2/07     Funds Management, Inc. (2001                   Trustee, SPDR(R) Index
Boston, MA 02111-2900                               - 2005); Senior Managing                       Shares Trust; and
                                 President          Director, State Street                         Trustee, Select Sector
Year of Birth:  1965             Term:  Indefinite  Global Advisors (March 2006                    SPDR(R) Trust
                                 Elected:  4/05     - present); Principal, State
                                                    Street Global Advisers (2000
                                                    - 2006).
-------------------------------- ------------------ ------------------------------ --------------- ------------------------

(1) Each trustee may serve until his/her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(2) The "Fund Complex" consists of the Master Portfolio discussed in this SAI, ten other series of the Master Trust, and eleven series of State Street Institutional Investment Trust, none of which are discussed in this SAI and are offered (including the Master Portfolio) via a separate prospectus and SAI.

(3) Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of State Street Master Funds.

----------------------------------- ---------------------------- ----------------------------------------------------------
                                       POSITION(S) WITH THE
NAME, ADDRESS AND AGE                    MASTER TRUST AND             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS (2)
                                         TERM OF OFFICE(1)
----------------------------------- ---------------------------- ----------------------------------------------------------
OFFICERS
----------------------------------- ---------------------------- ----------------------------------------------------------
Gary L. French                      Treasurer                    Senior Vice President of State Street Bank and Trust
State Street Bank and Trust                                      Company (2002 - present)
Company                             Term:  Indefinite
2 Avenue de Lafayette               Elected:  5/05
Boston, MA  02111

Year of Birth:  1951
----------------------------------- ---------------------------- ----------------------------------------------------------
Laura F. Healey                     Assistant Treasurer          Vice President of State Street Bank and Trust Company
State Street Bank and Trust                                      (prior to July 2, 2008, Investors Financial Corporation)
Company                             Term:  Indefinite            since 2002.
2 Avenue de Lafayette               Elected:  11/08
Boston, MA  02111

Year of Birth:  1964

                                       18

----------------------------------- ---------------------------- ----------------------------------------------------------
                                       POSITION(S) WITH THE
NAME, ADDRESS AND AGE                    MASTER TRUST AND             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS (2)
                                         TERM OF OFFICE(1)
----------------------------------- ---------------------------- ----------------------------------------------------------
Brian D. O'Sullivan                 Assistant Treasurer          Vice President of State Street Bank and Trust Company
State Street Bank and Trust                                      (2006-present), with which he has been affiliated since
Company                             Term:  Indefinite            1997).
801 Pennsylvania Avenue             Elected:  11/08
Kansas City, MO 64105

Year of Birth:  1975
----------------------------------- ---------------------------- ----------------------------------------------------------
Peter T. Sattelmair                 Assistant Treasurer          Director of Fund Administration of State Street Bank and
State Street Bank and Trust                                      Trust Company (2007-present), with which he has been
Company                             Term:  Indefinite            affiliated since 1999).
801 Pennsylvania Avenue             Elected:  11/08
Kansas City, MO 64105

Year of Birth:  1977
----------------------------------- ---------------------------- ----------------------------------------------------------
Julie Piatelli                      Chief Compliance Officer     Principal and Senior Compliance and Risk Management
SSgA Funds Management, Inc.                                      Officer, SSgA Funds Management, Inc. (2004-present); and
State Street Financial Center                                    Vice President, State Street Global Advisors
One Lincoln Street                  Term:  Indefinite            (2004-present).
Boston, MA 02111                    Elected:  7/07

Year of Birth:  1967
----------------------------------- ---------------------------- ----------------------------------------------------------
Nancy L. Conlin                     Secretary                    Vice President and Managing Counsel, State Street Bank
State Street Bank and Trust                                      and Trust Company (2007-present); and General Counsel to
Company                             Term:  Indefinite            Plymouth Rock Companies (2004-2007).
4 Copley Place, 5th Floor           Elected:  2/09
Boston, MA  02116

Year of Birth:  1953
----------------------------------- ---------------------------- ----------------------------------------------------------
Brian C. Poole                      Assistant Secretary          Vice President and Counsel (2008-present) and Associate
State Street Bank and Trust                                      Counsel (2004-2007), State Street Bank and Trust Company
Company                             Term:  Indefinite            (formerly Investors Bank and Trust Company).
4 Copley Place, 5th Floor           Elected:  9/08
Boston, MA  02116

Year of Birth:  1971
----------------------------------- ---------------------------- ----------------------------------------------------------

(1) Each officer serves at the pleasure of the Board until the next annual election of officers or until his or her successor is chosen and qualified, or in each case until his or her death, resignation or removal from office, in accordance with the By-Laws of the Master Trust.

(2) Each officer may have served in various other capacities for the same organization during the length of time served.

                      CONTROL PERSONS AND PRINCIPAL HOLDERS

         To the knowledge of the Trust as of April __, 2009, the Adviser as initial shareholder owned beneficially or of record 100% of the Fund's outstanding shares. As a result, as of such date the Adviser owned a controlling interest in the Fund, and shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

         The Adviser has overall responsibility for the general management and administration of the Fund. The Adviser places all orders for purchases and sales of the Master Portfolio's investments. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser. The Adviser receives no compensation for its services to the Fund while the Fund is invested in a master-feeder structure. If the Fund was not invested in a master-feeder structure, the Adviser would receive an investment advisory fee, at an annual rate of 0.10% of average daily net assets.

         The Master Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc. ("SSgA FM"), a subsidiary of State Street Corporation, serves as the investment adviser for the Master Portfolio. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA manages approximately $1,443.8 billion as of December 31, 2008 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSgA FM had over $118,539,997,800.48 in assets under management at December 31, 2008.

         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

         The Adviser has contractually agreed, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses(excluding interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business), less distribution and service fees, to 0.40% of the Fund's average daily net assets.

This waiver will remain in effect through July 31, 2020. The Distributor has contractually agreed to waive all distribution and service fees through October 31, 2010.

         The Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of the Fund or the Board. The agreement may be terminated at any time, upon 60 days' written notice by either party. The agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. The agreement shall terminate automatically in the event of its assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.

         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Two Portland Square, Portland, Maine 04101 serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares.

         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current Prospectus, and the net asset value on which such price is based. Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time. In addition, the Distributor is entitled to deduct a contingent deferred sales charge ("CDSC") on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.

         DISTRIBUTION PLAN. The Trust has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act pertaining to the Fund's Class A, Class B and Class C shares. In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of the Plan or under an alternative distribution arrangement.

         Under the Plan, the Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively.

         Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares. These fees constitute compensation to the Distributor and are not dependent on the Distributor's expenses incurred. The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including
(a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs. The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing brokerage commissions to investment representatives. These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it. The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.

         Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Henderson Global Funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.

         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. ________, independent registered public accounting firm located at _________, has been selected as independent public registered accounting firm for the Trust. The audit services performed by _______ include audits of the annual financial statements of the Fund of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.

         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Fund. K&L Gates LLP serves as counsel to the Independent Trustees.

         INTERMEDIARIES. Shares of the Fund are often purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective April 1, 2009, the rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points. The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows: (i) for accounts charged a per account networking fee, up to $20.00 per open account for Class B and Class C shares and up to $17.00 per open account for all other share classes, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Funds' Transfer Agent for closed accounts. Prior to April 1, 2009, the Fund reimbursed the Adviser for such fees charged by intermediaries up to $12.00 per account for networking services and up to $17.50 per account for sub-transfer agent services. The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Fund.

                              BROKERAGE ALLOCATION

         The Fund invests all of its investable assets in the Master Portfolio and therefore does not directly incur transactional costs for purchases and sales of portfolio investments. The Fund purchases and redeems shares of the Master Portfolio each day depending on the number of shares of such Fund purchased or redeemed by investors on that day. Shares of the Master Portfolio are available for purchase by the Fund at their NAV without any sales charges, transaction fees, or brokerage commissions being charged.

         All portfolio transactions are placed on behalf of the Master Portfolio by SSgA FM. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (including, for example, debt securities and money market investments) because the Master Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the Master Portfolio. When the Master Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Master Portfolio normally does not pay a stated brokerage commission on transactions.

         The Master Portfolio's investment advisory agreement authorizes SSgA FM to place, in the name of the Master Portfolio, orders for the execution of the securities transactions in which the Master Portfolio is authorized to invest, provided SSgA FM seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of SSgA FM), SSgA FM chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. SSgA FM does not currently use any Master Portfolio's assets for soft-dollar arrangements. SSgA FM does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

         The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities.

                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of eleven series. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized the issuance of Class A, Class B, Class C and Class Z shares for the Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each fund or the Trust will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

         The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Fund. The Multi-Class Plan includes the following: (i) shares of each class of each fund of the Trust are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class, (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson Global Fund and (iii) the Fund's Class B shares convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

                      PURCHASES AND REDEMPTION INFORMATION

         PURCHASES. As described in the Prospectus, shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

         RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs ("SEP IRAs"). For plan administrator contact information, participants should contact their respective employer's human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

         EXCHANGES. As described in the Prospectus, shareholders of the Fund have certain exchange privileges. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes.

         INITIAL SALES CHARGES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Henderson Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares.

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

         CONTINGENT DEFERRED SALES CHARGES - CLASS A, CLASS B AND CLASS C SHARES. Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Henderson Global Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any fund exercising the exchange privilege will continue to be subject to that fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Henderson Global Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         The following CDSC table applies to Class B shares:

         ------------------------------------- ---------------------------------
                                               CONTINGENT DEFERRED SALES CHARGE
                                               AS A PERCENTAGE OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE                   SUBJECT TO CHARGE
         ------------------------------------- ---------------------------------
         First                                 5%
         ------------------------------------- ---------------------------------
         Second                                4%
         ------------------------------------- ---------------------------------
         Third                                 4%
         ------------------------------------- ---------------------------------
         Fourth                                3%
         ------------------------------------- ---------------------------------
         Fifth                                 2%
         ------------------------------------- ---------------------------------
         Sixth                                 1%
         ------------------------------------- ---------------------------------
         Seventh and thereafter                0%
         ------------------------------------- ---------------------------------

         Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Henderson Global Fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)

         For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A or Class C shares, the holding period of the outstanding shares is "tacked" onto the holding period of the new shares.

         Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request. Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law.

         An exchange of shares between any of the Henderson Global Funds will generally result in a taxable gain or loss for federal income tax purposes. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange. See "Federal Income Tax Matters."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

         CONVERSION OF CLASS B SHARES. As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

         OTHER REDEMPTION INFORMATION. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of

$250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         It is the policy of the Fund to use its best efforts to attempt to maintain a constant price per share of $1.00 respectively, although there can be no assurance that the $1.00 NAV per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Master Portfolio uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Master Portfolio would receive if it sold the instrument.

         Pricing does not occur on New York Stock Exchange (NYSE) holidays.
The NYSE and the Trust's offices are expected to be closed on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                           FEDERAL INCOME TAX MATTERS

         The tax information set forth in the Prospectus and the information in this section relate solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

         This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

         All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

         The tax year-end of the Fund is December 31 (the same as the Fund's fiscal year end).

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

MEANING OF QUALIFICATION

         As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, the excess of net short-term capital gain over net long-term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net short-term capital gain over its net long-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must satisfy the following requirements:

         o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

         o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

         o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

FAILURE TO QUALIFY

         If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

         Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

FUND DISTRIBUTIONS

         The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

         Under the Code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals, through December 31, 2010, at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets), provided that holding period and other requirements are met. Based upon the investment policies of the Fund, it is expected that none of the Fund's distributions will be treated as "qualified dividend income".

         The Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

         All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

         You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

FEDERAL EXCISE TAX

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

         For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

         The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

BACKUP WITHHOLDING

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

STATE AND LOCAL TAXES

         The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in the Fund.

         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the

Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The Fund commenced operations on April __, 2009. Therefore, as of the date of this SAI, no financial statements are available for the Fund.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B

                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                          PROXY POLICIES AND PROCEDURES

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

1.       Responsibilities

         The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.       Service Providers

         HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

         Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.       Voting Guidelines

         HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

3.1.     International Corporate Governance Policy

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a `one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)

3.2.     Corporate objective

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.3.     Disclosure and transparency

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     Boards of directors

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

-------------

(1)  These Principles are based on the Organisation for Economic Development
     (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o  Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     Shareholder rights

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.     Audit and internal control

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The

         Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     Remuneration

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o  the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period ie. the length of time from the award date to the earliest date of exercise

         o  the level of disclosure.

4.       Voting Procedures

         The procedure for casting proxy votes is as follows:

         1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

         2. ISS notifies Henderson of meetings via its VoteX website.

         3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

         4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

         5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

         6. Voting instructions are sent to custodians via the VoteX website and executed by the custodians.

         7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.

5.       Share blocking

         In a number of markets in which the funds invest, shares must be suspended from trading (`blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

6.       Conflicts of interest

         For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

         Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

         Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

         The following are examples of situations where a conflict may exist:

         o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

         o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

         o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

         It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.

7.       Proxy Committee

         The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever a conflict of interest is identified.

         Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members of the Proxy Committee shall choose a chair of the Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

         The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and
         (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.

                                                                      APPENDIX A

1        RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

1.1      PURPOSE AND SCOPE

         Henderson Global Investors' Responsible Investment policy sets out how we discharge our responsibility towards our clients by protecting and enhancing shareholder value in the companies in which we invest on clients' behalf through our work on corporate governance (CG) and corporate responsibility (CR).

         We believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

         This policy sets out how Henderson implements the UK Institutional Shareholders' Committee's Statement of Principles on the
         Responsibilities of Institutional Shareholders and Agents(2). Henderson is a founding signatory of The United Nations Principles for Responsible Investment (PRI)(3), and this policy sets out our approach in applying the Principles across our equity holdings.

2        UK CORPORATE GOVERNANCE

2.1.     OVERVIEW

         The purpose of our corporate governance work is to try and ensure that the boards of the companies in which we invest perform to high standards and are accountable to shareholders. The composition and structure of boards, and the processes by which boards operate, need to be carefully planned and managed to this end.

         Henderson expects UK companies to comply with the Combined Code(4), including the Turnbull Guidance on Internal Control, or to provide adequate explanation of areas in which they fail to comply. Our corporate governance work is also guided by best practice guidelines developed by industry bodies such as the Association of British Insurers(5), the Association of Investment Companies(6) and the National Association of Pension Funds(7).

         While we prefer that companies adhere to the principles and provisions of the Combined Code and best practice, we recognise that a different approach may be justified in

----------

(2)  www.institutionalshareholderscommittee.org.uk

(3)  www.unpri.org

(4)  www.frc.org.uk/corporate/combinedcode.cfm

(5)  www.ivis.co.uk/Guidelines.aspx

(6)  www.theaic.co.uk/technical/guidesdirectors.asp

(7)  www.napf.co.uk/Policy/Governance.cfm
         particular circumstances. We evaluate each deviation on its own merits. In such cases, the onus is on the company to provide us with sufficient information to enable us to take an informed view. Where adequate explanation is provided, we will support the board. However, where we judge that insufficient assurance has been given that the arrangements adopted are in the best interests of shareholders, we will not support the board.

         Henderson holds shares in many small companies, including companies listed on the Alternative Investment Market (AIM), where the Combined Code does not apply. We consider that the main principles of good corporate governance embodied in the Code are applicable to listed companies of all sizes and stages of development. However, we recognise that some of the more detailed provisions of the Code will not be appropriate. The onus is on smaller companies to explain their governance arrangements in relation to their size and stage of development. We support the work of the Quoted Companies Alliance(8)
         (QCA) in setting out guidelines for smaller quoted companies and AIM companies.

         The paragraphs below amplify and clarify certain aspects of Henderson's approach to a company's corporate governance.

2.2.     GOVERNANCE REPORTING

         Governance reporting has expanded exponentially in recent years. However, the increasing quantity of reporting has in many cases not been matched by better quality, with many companies indulging in 'boiler-plate' disclosure. We attach great value to the quality of governance reporting, which forms an important part of our assessment of companies. Reporting should explain clearly how the company's particular corporate governance arrangements and structure help it to develop and execute its strategy successfully.

2.3.     BOARD COMPOSITION

         The Board should be formed of a suitable balance and quality of executive and non-executive directors to enable it to execute strategic control of the company's affairs to maximise long term shareholder value. To this end, it is important that the Board has a sufficient contingent of independent non-executive directors to maintain appropriate oversight on shareholders' behalf.

2.4.     ROLES OF CHAIRMAN AND CHIEF EXECUTIVE

         In order to prevent the concentration of power in the hands of one person, we do not favour the combination of the roles of Chairman and Chief Executive. However, we recognise that in some very limited circumstances, the combination of these roles may be justified. Such circumstances may include where the chief executive has resigned and the chairman temporarily holds the chief executive role until a suitable replacement is found. Where a company believes its particular circumstances warrant the

----------

(8)  www.qcanet.co.uk/guidance_booklets.asp
         combination of these roles, we expect prior disclosure and explanation of the circumstances.

         We do not favour chief executives or other executive directors going on to become chairman of the same company. Exceptionally, we may support such a move based upon a company's unique circumstances. In such a situation major shareholders should be consulted in advance and adequate justification must be provided.

2.5.     DEFINITION OF INDEPENDENCE

         When assessing the independence of a non-executive director, we will consider whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director's judgement. These include where the director:

         o has been an employee of the company or group within the last five years

         o has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company

         o has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or a performance-related pay scheme, or is a member of the company's pension scheme

         o has close family ties with any of the company's advisers, directors or senior employees

         o holds cross-directorships or has significant links with other directors through involvement in other companies or bodies

         o  represents a significant shareholder

         o has served on the board for more than nine years from the date of their first election

         Where a company maintains that a non-executive director is independent despite the presence of the above relationships or circumstances, the onus is on the board to provide evidence to support the claim. Henderson will exercise judgement in assessing independence in each individual case. In particular, we do not consider that board tenure of more than nine years in itself necessarily compromises independence with the resultant implications for membership of board committees. Where appropriate, we will have regard to the non-executive director's performance on the board and committees in determining whether the director exercises independent judgement in relation to the company.

2.6.     APPOINTMENT AND RE-ELECTION OF DIRECTORS

         The appointment of any director to the board should be the result of a formal, rigorous and transparent procedure led by the Nomination Committee. The Nomination Committee should assure itself and the shareholders that the proposed director is able to devote sufficient time to the role. Where appropriate, we also have regard to the director's performance record at other companies.

         We will support the election of directors who are able to contribute to the preservation and enhancement of shareholder value.

2.7.     NON-EXECUTIVE DIRECTORS

         Our voting decision on the appointment or reappointment of non-executive directors is also affected by factors which do not apply to executive directors. This is because of the monitoring duties that non-executive directors in particular are required to perform in order to protect shareholders' interests.

         When determining how to vote on the election of a non-executive director, in addition to the points stated in paragraph 2.6, we take into consideration the proportion of independent non-executive directors on the board and the suitability of the non-executive director to fulfil any committee duties.

         The fact that companies are required to have separate board committees does not, in our view, detract from the responsibility of the board as a whole for decisions or duties within the remit of the board committee. Where we have over a period expressed concern to the company about the performance of a particular committee and such concerns have not been resolved to our satisfaction, we may withhold support from any member of the board, irrespective of their membership of the particular committee, as we consider appropriate.

2.8.     SUCCESSION PLANNING

         We expect the board to make adequate arrangements for succession planning. This process should be led by the Nomination Committee. Details of appointment procedures for directors and succession planning arrangements should be disclosed to shareholders.

2.9.     RELATIONSHIP WITH AUDITORS

         It is of the utmost importance that auditors remain independent from the company. The company should disclose the scale of non-audit fees paid to the audit firm, the nature of the work involved, and the procedure for awarding such contracts.

         When considering whether to approve the appointment of auditors and their remuneration, the significant driver is the independence of the audit process. The audit committee, consisting solely of independent non-executive directors, not the executives or chairman, should be seen to lead the relationship of the company with the auditors.

         The fees generated from the provision of non-audit services should not be of such magnitude as to appear to impair the auditors' objectivity. Where non-audit fees are substantial relative to the audit fee it is up to the audit committee to justify why this expenditure is in shareholders' interests.

2.10.    REMUNERATION

         The quality of a company's remuneration policy and practices can be seen as a litmus test of good corporate governance.

         Henderson believes that executives should be fairly rewarded for the contribution they make to the maximisation of long-term shareholder value. A fully independent Remuneration Committee has a critical role to play in determining a company's remuneration policy and practices. Remuneration Committees should ensure that executive remuneration packages are structured in a manner which reflects the achievement of corporate objectives and limits the possibility of `rewards for failure'.

         We also attach importance to the Combined Code's principle on remuneration, namely that:

         "The Remuneration Committee should judge where to position their company relative to other companies. But they should use such comparisons with caution, in view of the risk of an upward ratchet of remuneration levels with no corresponding improvement in performance. They should also be sensitive to pay and employment conditions elsewhere in the group, especially when determining annual salary increases".(9)

         Companies should seek to develop remuneration arrangements specific to the company and clearly aligned with business strategy and objectives, utilising the most appropriate performance measures, rather than simply adopting 'off-the-peg' policies.

2.11.    SERVICE CONTRACTS

         Henderson does not approve of rolling service contracts terminable on more than one year's notice. This does not preclude companies, where necessary, from offering newly-recruited directors longer-term contracts which subsequently reduce to one year rolling contracts after a specified period. However, companies should not offer longer-term contracts to new directors as a matter of course. Where a company offers a new director a contract along these lines, an explanation of its necessity should be included in the report and accounts.

         We do not approve of remuneration policies that allow enhanced notice periods or compensation on a change of control of the company.

2.12.    REMUNERATION REPORT

         The Directors' Remuneration Report Regulations 2002 (Remuneration Regulations) provide shareholders with a platform to signal their view of a company's remuneration policy and practices to the Board. We expect remuneration reports to meet the disclosure requirements of the Remuneration Regulations. Companies should fully disclose all information that shareholders need to take an informed view of the remuneration policy, arrangements and practices.

------------

(9) The Combined Code, Section B.1

         Henderson assesses whether the remuneration policy and practices disclosed in the remuneration report meet best practice guidelines as prescribed in the Combined Code, the ABI Guidelines on Executive Remuneration and the ABI/NAPF Best Practice on Executive Contracts and Severance(10). Henderson also assesses whether the disclosed policy and practices sufficiently link executive rewards to the preservation and enhancement of shareholder value.

         While it is not possible to list all the factors that may cause us not to support a company's remuneration report, the factors that would cause concern include:

         o  disclosure below the requirements of the Remuneration Regulations

         o executive director service contracts terminable on more than one year's notice

         o  compensation on termination in excess of one year's remuneration

         o notice period or compensation in excess of one year on a change of control of the company

         o payment of compensation to executives when their service contracts are amended to bring them into line with best practice

         o salary increases or increased maximum bonus opportunities which are not linked to productivity improvement or increased responsibilities; the inappropriate use of comparator data to justify increases is to be discouraged

         o  ex-gratia payments for past performance

         o payment of transaction bonuses where the benefit to shareholders has not accrued or is not evident

         o the exercise of discretion by the Remuneration Committee to permit payment or awards beyond the scope of the company's disclosed remuneration policy without prior shareholder consultation. The exercise of such discretion must involve some demonstrable benefit to shareholders;

         o non-disclosure or insufficient information on the maximum individual rewards obtainable under performance-related remuneration schemes

         o amendments to material terms of performance-related remuneration without appropriate shareholder consultation or explanation. These include increases in maximum bonus potential or variations in performance targets which increase the likelihood of awards vesting

         o  repricing or exchange of underwater stock options

         o terms and structure of incentive schemes not in line with best practice

         o retesting of performance conditions not in line with ABI guidelines; and dilution limits not in line with ABI guidelines

         o incomplete disclosure of performance metrics, including all those applying to annual bonuses

-------------

(10) www.ivis.co.uk/Guidelines.aspx

2.13.    INCENTIVE SCHEMES

         We will support incentive schemes which genuinely incentivise executives to pursue strategies which will increase long-term shareholder value and which align the interests of executives and shareholders. We expect incentive schemes to incorporate demanding performance targets which are aligned with business strategy and objectives and provide the highest rewards only for the highest performance.

         While it is the Board's responsibility, on the advice of the Remuneration Committee, to devise incentive schemes which drive a company's performance, Henderson has a preference for schemes which award conditional shares based on the attainment of performance targets. We also prefer performance targets based on a company's total shareholder return relative to an appropriate index or peer group. Where a total shareholder return performance measure is adopted, the Remuneration Committee should ensure that there has been an improvement in the company's underlying performance, by incorporating an appropriate financial measure underpin.

         Henderson considers that real alignment between the interests of shareholders and executives is achieved when executives hold shares in the company. We expect companies to introduce meaningful shareholding guidelines which require executives to hold shares in the company either through share purchases or the retention of shares acquired through share incentive schemes until a stated level of shareholding is achieved.

         Henderson will assess whether the structure of the incentive scheme accords with current market and best practice, having regard to the principles of the ABI Guidelines on Executive Remuneration. While all aspects of the ABI Guidelines are important, we wish to draw attention to the following points in particular:

         o share incentive scheme proposals should as far as possible be designed to be specific to an individual company's requirements and strategic outcomes.

         o full details of incentive scheme proposals and their cost implications should be disclosed. Henderson will not be able to approve proposals whose operation or implications are unclear.

         o proposed incentive schemes should form part of a well-considered remuneration package; the level of potential benefits should not be excessive and should be scaled relative to performance.

         o the maximum annual limit on individual participation should be disclosed; participation limits should be expressed as a percentage of salary and in setting this limit, remuneration committees should have regard to best practice and market norms. Awards higher than the market norm should be subject to more demanding performance conditions.

         o when determining the level of share incentive awards in any year, it may be appropriate for remuneration committees to take account of the company's performance (whether financial or operational) in the period preceding grant. This may be a more appropriate basis for determining award levels, within the limit approved by shareholders, rather than one based solely on peer group comparisons.

         o share incentive awards and option grants should be phased, generally on an annual basis, rather than awarded in block grants.

         o we are extremely reluctant to approve share-based remuneration with no forward-looking performance conditions even where companies have substantial US operations.

         o to ensure that executive rewards are based on genuine and sustained performance, it may be appropriate to set performance targets at a premium to depressed base levels. This would also avoid windfall rewards based not on genuine performance but on depressed share price or other financial results at the time of grant.

         o performance periods should be at least three years. We strongly encourage longer performance periods, in order to motivate the achievement of sustained performance.

         o re-testing of performance conditions is not appropriate for the majority of schemes, particularly where the Company has adopted a policy of making awards on an annual basis. A proposal to permit retesting under new schemes would only be supported in exceptional circumstances. The Board must also commit to a regular review of the retesting provision with a view to removing it when conditions permit. Retesting is not acceptable for conditional share awards and similar nil-priced option schemes.

         o there should be no automatic waiver of performance conditions on a change of control. The underlying financial performance of a company that is subject to a change of control should be a key determinant of what share-based awards, if any, should vest for participants.

         o share incentive awards should vest on a pro-rata basis, taking into account the vesting period that has elapsed at the time of the change of control.

2.14.    CHAIRMAN'S AND NON-EXECUTIVE DIRECTORS' REMUNERATION

         The chairman and non-executive directors should be appropriately rewarded for their contribution but this should be made available in cash or in shares bought or allocated at market price.

         We do not support the award of share incentives (or other incentives geared to the share price) to the chairman and non-executive directors. This is because such awards could compromise independence, encourage short-term focus and align interests with those of executives rather than shareholders.

         A proposal to award share incentives should be based on exceptional circumstances with the onus on the company to explain why the proposed arrangement is appropriate. Where it is necessary to offer share incentives, our preference is for a one-off grant, with the award in conditional shares as opposed to share options, to be retained during the directors' tenure. Companies should consult with shareholders prior to the grant of such awards.

         A non-executive director who is awarded share incentives would not be considered to be independent. Such directors should not be members of the Audit or Remuneration committee.

2.15.    INVESTMENT TRUSTS

         Boards of investment trusts should ensure that the interests of the shareholders (who are also the customers of the investment trust) are paramount when considering all aspects of the operation of the investment trust. Henderson expects investment trust companies to comply with the AIC Code of corporate governance or to provide adequate explanation of areas in which they fail to comply. In particular, the Board should be sufficiently independent of the manager so that it is able to assess, objectively, the performance of the fund manager.
         Specifically:

         o a majority of the board, including the chairman, should be independent of the manager. In addition, directors who serve on more than one board managed by the same manager will not be regarded as independent;

         o no more than one current or recent employee of the manager should serve on a board. Such employee directors should stand for re-election annually. This provision does not apply to self-managed companies; and

         o no employee of the manager or executive of a self-managed company or ex-employee within the last five years should serve as chairman.

2.16.    TAKE-OVERS AND MERGERS

         Our voting decisions on proposed take-overs and mergers are based primarily on our analysts' and fund managers' view on the alignment between the proposal and shareholders' interests. If there were a corporate governance dimension to the proposal, our decision-making process would take this into account.

3        INTERNATIONAL CORPORATE GOVERNANCE

3.1.     OVERVIEW

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a `one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles(11)

3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to

-------------

(11) These Principles are based on the Organisation for Economic Development
     (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

         ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(12)

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o  Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

-----------------

(12) For further discussion of corporate responsibility see section 4.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called `poison pills', and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

3.6. AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to `payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration (and preferably the remuneration of individual board members and top executives), as well as the composition of that remuneration so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o  the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period, ie, the length of time from the award date to the earliest date of exercise

         o  the level of disclosure

4.       CORPORATE RESPONSIBILITY

4.1      DEFINITION

         Henderson believes that good management of a range of responsibilities towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

         o economic responsibilities to shareholders, and fair and legal behaviour towards consumers, suppliers and competitors;

         o  responsibilities to minimise and manage environmental impacts;

         o  responsibilities towards employees; and

         o  responsibilities to the wider community.

4.2      CORPORATE RESPONSIBILITY STANDARDS

         There are currently no standards for the broad range of CR issues that are universally recognised by companies and investors in the same way as the Combined Code for corporate governance in the UK or its statutory or market-based equivalents in other countries. Nonetheless, there is a body of international agreements amongst governments that provide a clear framework from which more specific expectations of business behaviour can be derived. Some of these, such as the Universal Declaration of Human Rights and International Labour Organisation conventions, have the force of international law. Others are voluntary but have substantial moral force. The OECD Guidelines for Multinational Enterprises, for example, have been agreed by governments, trades unions and civil society representatives.

         Henderson expects all companies in which it invests to adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(13) the UN Universal Declaration of Human Rights and the related covenants and conventions(14); International Labour Organisation conventions on labour standards(15); and the OECD Guidelines for Multinational Enterprises(16).

         The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(17), developed by the UN Commission on Human Rights, also provide a useful broad framework.

4.3      DISCLOSURE ON CORPORATE RESPONSIBILITY

         Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period and its capabilities in relation to the issues.

         We support the UK Association of British Insurers (ABI) disclosure guidelines(18), which provide guidance for UK companies on ESG disclosures relating to Board responsibilities and to policies, procedures and verification.

         With regard to the Board, the company should state in its annual report whether:

         1.1 As part of its regular risk assessment procedures, the Board takes account of the significance of environmental, social and governance (ESG) matters to the business of the company.

------------

(13) www.unglobalcompact.org

(14) www.unhchr.ch/html/intlinst.htm

(15) www.ilo.org/public/english/standards/norm/index.htm

(16) www.oecd.org/pdf/M000015000/M00015419.pdf

(17) www1.umn.edu/humanrts/links/NormsApril2003.html

(18) http://www.ivis.co.uk/ResponsibleInvestmentDisclosure.aspx

         1.2 The Board has identified and assessed the significant ESG risks to the company's short and long-term value, as well as the opportunities to enhance value that may arise from an appropriate response.

         1.3 The Board has received adequate information to make this assessment and that account is taken of ESG matters in the training of directors.

         1.4 The Board has ensured that the company has in place effective systems for managing and mitigating significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.

         With regard to policies, procedures and verification, the annual report should:

         2.1 Include information on ESG-related risks and opportunities that may significantly affect the company's short- and long-term value, and how they might impact on the future of the business.

         2.2 Include in the description of the company's policies and procedures for managing risks, the possible impact on short- and long-term value arising from ESG matters. If the annual report and accounts states that the company has no such policies and procedures, the Board should provide reasons for their absence.

         2.3 Include information, where appropriate using Key Performance Indicators (KPIs), about the extent to which the company has complied with its policies and procedures for managing material risks arising from ESG matters and about the role of the Board in providing oversight.

         2.4 Where performance falls short of the objectives, describe the measures the Board has taken to put it back on track.

         2.5 Describe the procedures for verification of ESG disclosures. The verification procedure should be such as to achieve a reasonable level of credibility.

         With regard to the Board, the company should state in its remuneration report:

         3.1 Whether the remuneration committee is able to consider corporate performance on ESG issues when setting remuneration of executive directors. If the report states that the committee has no such discretion, then a reason should be provided for its absence.

         3.2 Whether the remuneration committee has ensured that the incentive structure for senior management does not raise ESG risks by inadvertently motivating irresponsible behaviour.

         Where we judge that a company has not disclosed sufficient information on ESG issues, we may vote against the report and accounts.

4.4      ADDITIONAL DISCLOSURE ON CORPORATE RESPONSIBILITY

         ESG disclosure in the annual report will inevitably be relatively concise. In the case of many if not most companies it will be of great value to Henderson for fuller information to be provided in free-standing reports. Fuller reporting will also enable other stakeholders with a legitimate interest in the company to make an informed assessment of how the company is discharging its responsibilities towards them.

         It is important that information should wherever possible be comparable with that disclosed by other companies, particularly peers in a sector, in order to be of greatest value to us. While many jurisdictions lack legally binding ESG disclosure standards or indeed universally accepted voluntary standards, nonetheless, the voluntary standards produced by a number of bodies command considerable legitimacy.

         Henderson believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary CR reporting.(19) It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of the UK Combined Code in that it sets out a range of issues and reporting indicators and asks companies to `comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances. Nonetheless, we recognise that full GRI reporting is complex and that companies will need to develop their reporting capacity over time. Companies will also need to ensure consistency between any legal requirements for CR reporting and disclosure based on GRI.

         Henderson commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

         We also encourage companies to take part in sector and issue-specific disclosure initiatives, such as the Carbon Disclosure Project(20) and the framework set out in the Investor Statement on Pharmaceutical Companies and the Public Health Crisis in Emerging Markets.(21)

5.       POLICY IMPLEMENTATION

5.1      ENGAGEMENT AND ANALYSIS

         Henderson's fund managers, sector analysts, and corporate responsibility and corporate governance personnel maintain regular dialogue with companies. This dialogue allows us to monitor the development of companies' business, including areas such as overall strategy, business planning and delivery of objectives, capital structure, proposed acquisitions or disposals, corporate responsibility and corporate governance. In addition,

------------

(19) www.globalreporting.org

(20) www.cdproject.net

(21) www.henderson.com/sri
         we frequently engage with stakeholders such as NGOs, trade unions and other groups, to enhance our own views on company performance. Our analysis on corporate governance and corporate responsibility is fed into our overall investment process. Analysis is shared on internal IT systems and frequent discussion takes place between governance, CR and sector analysts and fund managers.

         We also undertake and commission bespoke corporate governance and corporate responsibility research focusing on specific themes and sectors.

         We take an active approach to making our views clear to companies and seeking improvements where we believe there are shortcomings in performance, or a company has failed to apply appropriate standards, or to provide adequate disclosure. We will continue our dialogue with the company over an extended period if necessary. If we are unable to resolve the matter through this dialogue, we may work with other institutional investors to put our concerns to the company jointly. We also have the option of using the voting rights held on behalf of clients to impress upon management the need for change or ultimately to support a takeover.

5.2.     VOTING

         We exercise voting rights on behalf of clients at meetings of all UK companies in which we have a holding. Outside of the UK, we vote according to client and fund manager priorities. We will not support board proposals which, in our view, are not in the best interests of shareholders. Where we have taken a decision not to support a management proposal we will, where practicable, seek to raise the issues with the company prior to voting.

         It is sometimes not possible to express disapproval of management action or policy by voting on a related resolution. In such cases, we may express our disapproval by not supporting the report and accounts. In such circumstances, we place particular emphasis on having a dialogue with the company to familiarise them with our reasons.

5.3      STOCK LENDING

         Stock lending makes an important contribution to market liquidity and provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

5.4      SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

         In a number of markets in which Henderson invests, shares must be suspended from trading (`blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in a client's interest. In other markets, casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.

6.       SYSTEMS AND PROCEDURES

6.1.     RESPONSIBLE INVESTMENT COMMITTEE

         Henderson has a standing Responsible Investment Committee which is responsible for overseeing and reviewing the implementation of the Responsible Investment Policy and any other related corporate governance and responsible investment matter within Henderson that may arise. The Committee is composed of representatives of the various fund management teams within Henderson, corporate responsibility personnel and corporate governance personnel.

6.2.     PROXY VOTING RESPONSIBILITIES

         Day-to-day responsibility for overseeing voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. Ultimate voting authority rests with individual portfolio managers, who are responsible for ensuring that votes are exercised in the best interests of fund beneficiaries.

6.3.     PROXY ADVISORY AND CORPORATE RESPONSIBILITY RESEARCH SERVICES

         To assist us in assessing the corporate governance of investee companies we subscribe to ISS (a corporate governance adviser owned by Risk Metrics). Our voting decisions are implemented electronically via the ISS Votex system.

         To assist us in assessing companies' management of corporate responsibility issues we purchase specialist research from a variety of sources.

6.4.     CONFLICTS OF INTEREST

         Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

         Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Director of Company and Broker Relationships. The Head of Equities will convene a group comprising the Director of Company and Broker Relationships and other members of staff as appropriate. The Head of Equities will make our final engagement and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

6.5.     CONFLICTS OF INTEREST IN RELATION TO HENDERSON GROUP

         When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.

6.6. AUDIT TRAIL AND REPORTING

         We keep electronic records of all our engagement, voting and other corporate governance activities

         o Notes of meetings and other substantive contacts on corporate governance and corporate responsibility issues are logged on internal systems

         o Notes on the rationale for voting decisions are logged on internal systems

         These systems are used as the basis for our reporting to clients.

6.7.     EVALUATION OF EFFECTIVENESS

         We keep our CG and CR work under constant review to evaluate its effectiveness in influencing companies and generating analysis of value to our investment decision-making.

6.8      PUBLIC DISCLOSURE

         We publish information on our voting record on our website: www.henderson.com. Information on our engagement work and our analysis of specific CG and CR issues is also available on our website.

         For further information on Henderson's responsible investment work, please contact Antony Marsden, Corporate Governance Manager, antony.marsden@henderson.com.

--------------------------------------------------------------------------------
Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 20 Bishopsgate, London EC2M 2DA) provide investment products and services.
--------------------------------------------------------------------------------

HENDERSON GLOBAL INVESTORS

20 Bishopsgate London EC2M 2DA
Tel: 020 7818 1818 Fax: 020 7818 1819

IMPORTANT INFORMATION

This document is issued by Henderson Global Investors Limited and is solely for the use of professional intermediaries, defined as Market Counterparties or Intermediate Customers in the Glossary of the Financial Services Authority's Handbook of Rules and Guidance for Authorised Firms made under the Financial Services and Markets Act 2000, and is not for general public distribution. Any other persons who receive this document should not rely on or act upon its contents.

This document may not be reproduced in any form without the express permission of Henderson Global Investors and to the extent that it is passed on care must be taken to ensure that this reproduction is in a form which accurately reflects the information presented here. No responsibility or liability is accepted by Henderson Global Investors or by any of its directors for any action taken on the basis of the content of this document.

This document has been produced based on Henderson Global Investors' research and analysis and represents our house view. The information is made available to clients only incidentally. Unless otherwise indicated, the source for all data is Henderson Global Investors. Any reference to individual companies is purely for the purpose of illustration and should not be construed as a recommendation to buy or sell or advice in relation to investment, legal or tax matters.

This document does not constitute or form part of any offer or solicitation to issue, sell, subscribe or purchase any investment, nor shall it or the fact of its distribution form the basis of, or be relied on in connection with, any contract for the same.

Please remember that past performance is not a guide to future performance. The value of an investment and the income from it can fall as well as rise as a result of market and currency fluctuations and you may not get back the amount originally invested. Tax assumptions may change if the law changes and the value of tax relief will depend upon individual circumstances.

Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services. We may record telephone calls for our mutual protection and to improve customer service.

                                                                      APPENDIX B

INTERNATIONAL RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

PROXY VOTING POLICIES AND PROCEDURES

A.       PRINCIPLES(22)

1.       BACKGROUND

Henderson Global Investors believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out Henderson's approach to corporate governance, corporate responsibility and proxy voting for non-UK companies.

2.       CORPORATE OBJECTIVE

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.       DISCLOSURE AND TRANSPARENCY

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(23)

4.       BOARDS OF DIRECTORS

Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :


1. Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and

------------

(22) These Principles are based on the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

(23) For further discussion of corporate responsibility see section 9.

      corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

2. Monitoring the effectiveness of the company's governance practices and making changes as needed.

3. Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

4. Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

5.    Ensuring a formal and transparent board nomination and election process.

6. Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

7. Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

8.    Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

5.       SHAREHOLDER RIGHTS

All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

Shareholders should be given sufficient information about all proposals, sufficiently early, to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution.

6.       AUDIT AND INTERNAL CONTROL

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

7.       REMUNERATION

Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives' contracts should not commit companies to `payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

8.       CORPORATE RESPONSIBILITY

8.1      Definition

Henderson believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

o economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;

o     responsibilities to minimise and manage environmental impacts;

o     responsibilities towards employees; and

o     responsibilities to the wider community.

8.2      Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(24) the UN Universal Declaration of Human Rights and the related covenants and conventions(25); International Labour Organisation conventions on labour standards(26); the OECD Guidelines for Multinational Enterprises(27).

The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(28), developed by the UN Commission on Human Rights, also provide a useful broad framework.

8.3      Disclosure on corporate responsibility

8.3.1    Annual Report

COMPANIES SHOULD DISCLOSE IN THEIR ANNUAL REPORT HOW THEY ARE MANAGING KEY RISKS AND OPPORTUNITIES LINKED TO SOCIAL, ENVIRONMENTAL AND ETHICAL ISSUES.

8.3.2    ADDITIONAL DISCLOSURES: GLOBAL REPORTING INITIATIVE

Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HENDERSON BELIEVES THE GLOBAL REPORTING INITIATIVE (GRI) IS THE LEADING GLOBAL STANDARD FOR VOLUNTARY CORPORATE RESPONSIBILITY REPORTING.(29) IT HAS THE SUPPORT OF A WIDE RANGE OF COMPANIES, NON-GOVERNMENTAL ORGANISATIONS, INTERNATIONAL AGENCIES AND NATIONAL GOVERNMENTS. THE GRI APPROACH IS SIMILAR TO THAT OF MANY MARKET-BASED CORPORATE GOVERNANCE CODES IN THAT IT SETS OUT A RANGE OF ISSUES AND REPORTING INDICATORS AND ASKS COMPANIES TO `COMPLY OR EXPLAIN', MAKING THEIR OWN JUDGEMENTS AS TO THE RELEVANCE OF INDIVIDUAL ISSUES. COMPANIES CAN THUS ADAPT THE APPROACH TO THEIR OWN PARTICULAR CIRCUMSTANCES.

HENDERSON COMMENDS THE GLOBAL REPORTING INITIATIVE GUIDELINES AND ENCOURAGES COMPANIES TO WORK TOWARDS REPORTING IN FULL ACCORDANCE WITH THEM.

------------

(24)  www.unglobalcompact.org

(25)  www.unhchr.ch/html/intlinst.htm

(26)  http://www.ilo.org/public/english/standards/norm/index.htm

(27)  http://www.oecd.org/document/28/0,2340,en_2649_34889_2397532_1_1_1_1,00.html

(28)  Prepared by a working group of the UN Commission on Human Rights and available at:
      http://www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc1256912003c5797/$FILE/G0013866.pdf

(29)  http://www.globalreporting.org/guidelines/2002.asp

B.       Proxy Voting Policies

IN THE LIGHT OF THE PRINCIPLES ELABORATED ABOVE, HENDERSON HAS ADOPTED PROXY VOTING GUIDELINES AND PROCEDURES. THE PROXY VOTING GUIDELINES, REPRESENT HOW HENDERSON WILL GENERALLY VOTE ON CERTAIN MATTERS. THESE GUIDELINES ARE DERIVED FROM INSTITUTIONAL SHAREHOLDER SERVICES' (ISS) GLOBAL POLICY. ISS PROVIDES PROXY VOTING RESEARCH AND VOTE EXECUTION SERVICES TO HENDERSON. OUR VOTING DECISIONS ARE MADE AS A RESULT OF CONSULTATION BETWEEN CORPORATE GOVERNANCE SPECIALISTS, FUND MANAGERS AND ANALYSTS WITHIN HENDERSON. OUR POLICY IS TO FOLLOW ISS VOTING RECOMMENDATIONS EXCEPT WHERE WE DO NOT CONSIDER THEM TO BE IN OUR CLIENTS' INTERESTS, FOR EXAMPLE BECAUSE THEY DO NOT TAKE SUFFICIENT ACCOUNT OF LOCAL PRACTICE AS WELL AS THE COMPANY'S PARTICULAR CIRCUMSTANCES.

Global Proxy Voting Guidelines

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

         o there are concerns about the accounts presented or audit procedures used; or

         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

         o there are serious concerns about the accounts presented or the audit procedures used;

         o  the auditors are being changed without explanation; or

         o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

         o there are serious concerns about the statutory reports presented or the audit procedures used;

         o questions exist concerning any of the statutory auditors being appointed; or

         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

         o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

         o  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless:

         o  Adequate disclosure has not been provided in a timely manner;

         o  There are clear concerns over questionable finances or restatements;

         o There have been questionable transactions with conflicts of interest;

         o There are any records of abuses against minority shareholder interests; and

         o  the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labour representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

         o there are serious questions about actions of the board or management for the year in question; or

         o  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests
General Issuances:
Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Vote FOR share repurchase plans, unless:

         o  clear evidence of past abuse of the authority is available; or

         o  the plan contains no safeguards against selective buybacks.

Re-issuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote FOR mergers and acquisitions, unless:

         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

         o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms
Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Proxy Voting Procedures

3.       RESPONSIBILITIES

Day-to-day responsibility for voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. If agreement cannot be reached by staff at this level, a decision is made by the Head of Equities. In these circumstances the rationale for the decision is recorded in writing.

4.       SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

In a number of markets in which Henderson invests, shares must be suspended from trading (`blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.

3.       STOCK LENDING

Stock lending makes an important contribution to market liquidity, and also provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

4.       CONFLICTS OF INTEREST

Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Corporate Governance Manager. The Head of Equities will convene a group comprising the Corporate Governance Manager and other members of staff as appropriate. The Head of Equities will make our final engagement, activism and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

4.1. Conflicts of Interests in relation to Henderson Group

When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.

--------------------------------------------------------------------------------
HENDERSON GLOBAL INVESTORS IS THE NAME UNDER WHICH HENDERSON GLOBAL INVESTORS LIMITED, HENDERSON FUND MANAGEMENT PLC, HENDERSON ADMINISTRATION LIMITED, HENDERSON INVESTMENT FUNDS LIMITED, HENDERSON INVESTMENT MANAGEMENT LIMITED AND HENDERSON ALTERNATIVE INVESTMENT ADVISOR LIMITED (EACH AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY AND OF 4 BROADGATE, LONDON EC2M 2DA) PROVIDE INVESTMENT PRODUCTS AND SERVICES. WE MAY RECORD TELEPHONE CALLS FOR OUR MUTUAL PROTECTION AND TO IMPROVE CUSTOMER SERVICE.

--------------------------------------------------------------------------------

                                                                      APPENDIX C

HIML US PROXY VOTING GUIDELINES

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent,

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         o  Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

                             2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

         o  Composition of the board and key board committees;

         o  Attendance at board and committee meetings;

         o  Corporate governance provisions and takeover activity;

         o  Disclosures under Section 404 of Sarbanes-Oxley Act;

         o  Long-term company performance relative to a market and peer index;

         o  Extent of the director's investment in the company;

         o  Existence of related party transactions;

         o  Whether the chairman is also serving as CEO;

         o  Whether a retired CEO sits on the board;

         o  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

         o  Sit on more than six public company boards;

         o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

         o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

         o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

         o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

         o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

         o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

         o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

         o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

         o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

         o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

         o  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

         o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

         o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

         o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

         o The company fails to submit one-time transfers of stock options to a shareholder vote;

         o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

         o The company has poor compensation practices, which include, but are not limited to:

            - EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;

            -     EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

            -     HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE LINKAGE;

            -     PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE
                  PERIOD;

            -     EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS)
                  PAYOUTS;

            -     NEW CEO WITH OVERLY GENEROUS NEW HIRE PACKAGE;

            -     INTERNAL PAY DISPARITY;

            - OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

VOTE CASE-BY-CASE ON PROPOSALS TO RESTORE OR PERMIT CUMULATIVE VOTING. IF ONE OF THESE THREE STRUCTURES IS PRESENT, VOTE AGAINST THE PROPOSAL:

         o  THE PRESENCE OF A MAJORITY THRESHOLD VOTING STANDARD;

         o A PROXY ACCESS PROVISION IN THE COMPANY'S BYLAWS OR GOVERNANCE DOCUMENTS; OR

         o A COUNTERBALANCING GOVERNANCE STRUCTURE COUPLED WITH ACCEPTABLE RELATIVE PERFORMANCE.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

         o  Annually elected board;

         o  Two-thirds of the board composed of independent directors;

         o  Nominating committee composed solely of independent directors;

         o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

         o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

         o  Absence of superior voting rights for one or more classes of stock;

         o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

         o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

         o NO DIRECTOR RECEIVED WITHHOLD VOTES OF 35% OR MORE OF THE VOTES CAST IN THE PREVIOUS ELECTION.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

         o  If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

            - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

            - Serves as liaison between the chairman and the independent directors,

            -     Approves information sent to the board,

            -     Approves meeting agendas for the board,

            - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

            - Has the authority to call meetings of the independent directors,

            - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         o  Two-thirds independent board;

         o  All-independent key committees;

         o  Established governance guidelines;

         o  The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

         o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

         o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

         o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

         o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

         o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

         o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

         o Effectively disclosed information with respect to this structure to its shareholders;

         o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

         o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         o Long-term financial performance of the target company relative to its industry;

         o  Management's track record;

         o  Background to the proxy contest;

         o  Qualifications of director nominees (both slates);

         o Strategic plan of dissident slate and quality of critique against management;

         o Likelihood that the proposed goals and objectives can be achieved (both slates);

         o  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         o  Shareholders have approved the adoption of the plan; or

         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         o  No lower than a 20% trigger, flip-in or flip-over;

         o  A term of no more than three years;

         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

                                OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

         o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

         o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

         o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

         o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

         o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

         o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o  Purchase price;

         o  Fairness opinion;

         o  Financial and strategic benefits;

         o  How the deal was negotiated;

         o  Conflicts of interest;

         o  Other alternatives for the business;

         o  Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

         o  Impact on the balance sheet/working capital;

         o  Potential elimination of diseconomies;

         o  Anticipated financial and operating benefits;

         o  Anticipated use of funds;

         o  Value received for the asset;

         o  Fairness opinion;

         o  How the deal was negotiated;

         o  Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

         o  Dilution to existing shareholders' position;

         o  Terms of the offer;

         o  Financial issues;

         o  Management's efforts to pursue other alternatives;

         o  Control issues;

         o  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

         o  The reasons for the change;

         o  Any financial or tax benefits;

         o  Regulatory benefits;

         o  Increases in capital structure;

         o  Changes to the articles of incorporation or bylaws of the company.

         Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

         o  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

         Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

         o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

         o  Cash-out value;

         o Whether the interests of continuing and cashed-out shareholders are balanced; and

         o  The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

         o  Percentage of assets/business contributed;

         o  Percentage ownership;

         o  Financial and strategic benefits;

         o  Governance structure;

         o  Conflicts of interest;

         o  Other alternatives;

         o  Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

         o  Management's efforts to pursue other alternatives;

         o  Appraisal value of assets; and

         o  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

         o  Dilution to existing shareholders' position;

         o  Terms of the offer;

         o  Financial issues;

         o  Management's efforts to pursue other alternatives;

         o  Control issues;

         o  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

         o  Tax and regulatory advantages;

         o  Planned use of the sale proceeds;

         o  Valuation of spinoff;

         o  Fairness opinion;

         o  Benefits to the parent company;

         o  Conflicts of interest;

         o  Managerial incentives;

         o  Corporate governance changes;

         o  Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

         o  Prolonged poor performance with no turnaround in sight;

         o  Signs of entrenched board and management;

         o  Strategic plan in place for improving value;

         o  Likelihood of receiving reasonable value in a sale or dissolution;
            and

         o Whether company is actively exploring its strategic options, including retaining a financial advisor.

                            6. STATE OF INCORPORATION

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                              7. CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

         o  Rationale;

         o Good performance with respect to peers and index on a five-year total shareholder return basis;

         o  Absence of non-shareholder approved poison pill;

         o  Reasonable equity compensation burn rate;

         o  No non-shareholder approved pay plans; and

         o  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders;

         o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

         o  More simplified capital structure;

         o  Enhanced liquidity;

         o  Fairness of conversion terms;

         o  Impact on voting power and dividends;

         o  Reasons for the reclassification;

         o  Conflicts of interest; and

         o  Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

         o  Adverse governance changes;

         o  Excessive increases in authorized capital stock;

         o  Unfair method of distribution;

         o  Diminution of voting rights;

         o  Adverse conversion features;

         o  Negative impact on stock option plans; and

         o  Alternatives such as spin-off.

                     8. EXECUTIVE AND DIRECTOR COMPENSATION

                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

         o  The total cost of the company's equity plans is unreasonable;

         o The plan expressly permits the repricing of stock options without prior shareholder approval;

         o  There is a disconnect between CEO pay and the company's performance;

         o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

         o  The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

         o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

         o  the main source of the pay increase (over half) is equity-based, and

         o  the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

         o The compensation committee has reviewed all components of the CEO's compensation, including the following:

            -     Base salary, bonus, long-term incentives;

            - Accumulative realized and unrealized stock option and restricted stock gains;

            - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

            - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

            - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

         o A tally sheet with all the above components should be disclosed for the following termination scenarios:

            -     Payment if termination occurs within 12 months: $_____;

            - Payment if "not for cause" termination occurs within 12 months: $_____;

            - Payment if "change of control" termination occurs within 12 months: $_____.

         o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

         o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(30) or performance-accelerated grants.(31) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

         o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

-------------

(30) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(31) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

  2006 PROXY SEASON BURN RATE TABLE

                                               RUSSELL 3000                        NON-RUSSELL 3000
                                               ----------------------------------- ----------------------------------
                                                           STANDARD                          STANDARD
   GICS                DESCRIPTION                MEAN    DEVIATION   MEAN+STDEV     MEAN    DEVIATION  MEAN+STDEV
---------------------------------------------------------------------------------- ----------------------------------
   1010    Energy                                1.53%      0.96%       2.50%        2.03%     2.53%       4.56%
---------------------------------------------------------------------------------- ----------------------------------
   1510    Materials                             1.37%      0.74%       2.11%        2.15%     2.01%       4.16%
---------------------------------------------------------------------------------- ----------------------------------
   2010    Capital Goods                         1.84%      1.09%       2.93%        2.74%     2.63%       5.37%
---------------------------------------------------------------------------------- ----------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%       4.33%        3.43%     4.18%       7.61%
---------------------------------------------------------------------------------- ----------------------------------
   2030    Transportation                        1.76%      1.71%       3.47%        2.18%     2.12%       4.30%
---------------------------------------------------------------------------------- ----------------------------------
   2510    Automobiles & Components              1.97%      1.27%       3.24%        2.23%     2.29%       4.51%
---------------------------------------------------------------------------------- ----------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%       3.26%        2.86%     2.48%       5.35%
---------------------------------------------------------------------------------- ----------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%       3.31%        2.71%     2.46%       5.17%
---------------------------------------------------------------------------------- ----------------------------------
   2540    Media                                 2.14%      1.24%       3.38%        3.26%     2.52%       5.77%
---------------------------------------------------------------------------------- ----------------------------------
   2550    Retailing                             2.54%      1.59%       4.12%        4.01%     4.03%       8.03%
---------------------------------------------------------------------------------- ----------------------------------
   3010,   Food & Staples Retailing              1.82%      1.31%       3.13%        2.20%     2.79%       4.99%
   3020,
   3030
---------------------------------------------------------------------------------- ----------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%       4.91%        4.33%     3.20%       7.53%
---------------------------------------------------------------------------------- ----------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%       5.57%        5.41%     4.74%      10.15%
---------------------------------------------------------------------------------- ----------------------------------
   4010    Banks                                 1.46%      1.00%       2.46%        1.38%     1.42%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4020    Diversified Financials                3.00%      2.28%       5.28%        4.46%     4.01%       8.47%
---------------------------------------------------------------------------------- ----------------------------------
   4030    Insurance                             1.52%      1.04%       2.56%        2.25%     2.85%       5.10%
---------------------------------------------------------------------------------- ----------------------------------
   4040    Real Estate                           1.30%      1.01%       2.31%        1.12%     1.67%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4510    Software & Services                   5.02%      2.98%       8.00%        6.92%     6.05%      12.97%
---------------------------------------------------------------------------------- ----------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%       6.11%        4.73%     4.02%       8.75%
---------------------------------------------------------------------------------- ----------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%       7.67%        5.01%     3.06%       8.07%
---------------------------------------------------------------------------------- ----------------------------------
   5010    Telecommunication Services            2.31%      1.61%       3.92%        3.70%     3.41%       7.11%
---------------------------------------------------------------------------------- ----------------------------------
   5510    Utilities                             0.94%      0.62%       1.56%        2.11%     4.13%       6.24%
---------------------------------------------------------------------------------- ----------------------------------

         For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
CHARACTERISTICS                    Annual Stock Price Volatility                       PREMIUM
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------

Poor Pay Practices

VOTE AGAINST EQUITY PLANS IF THE PLAN IS A VEHICLE FOR POOR COMPENSATION PRACTICES.

WITHOLD FROM COMPENSATION COMMITTEE MEMBERS IF THE COMPANY HAS POOR COMPENSATION PRACTICES.

POOR COMPENSATION PRACTICES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

   o  EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;

   o  EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

   o  HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE LINKAGE;

   o  PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE PERIOD;

   o  EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS) PAYOUTS;

   o  NEW CEO WITH OVERLY GENEROUS HIRING PACKAGE;

   o  INTERNAL PAY DISPARITY;

   o  OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

      SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

Dividend Equivalent Rights

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                    OTHER COMPENSATION PROPOSALS AND POLICIES

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

         o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o  Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

         o  Mix between cash and equity:

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         o No retirement/benefits and perquisites provided to non-employee directors; and

         o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in
                                                                          base salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific
                                      Actual earned:                      performance measures and actual
                                                                          deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale for determining the
                                      Exercise price:                     number of stock options issued to
                                      Vesting:                            CEO.
                                      Grant value:

                                                                          Accumulated dividend equivalents (if
                                                                          any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:

                                      Grant value:                        Rationale for determining the
                                                                          number of restricted stock
------------------------------------- ----------------------------------- -----------------------------------

                                       94

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
                                                                          issued to CEO.

                                                                          Accumulated dividends on vested and
                                                                          unvested portion.
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance measures and actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide structure and terms of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest,
                                      Accumulated company match (if       formulas, minimum guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the company
                                                                          match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.


                                                                          Explanation of formula, additional
                                                                          credits for years not worked,
                                                                          multipliers or interest on SERPs.

                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites
                                      various perquisites                 provided. Examples: company
                                                                          aircraft, company cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown of gross-ups for any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for        Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for
under "for cause" and "not for        cash, equity and benefits under
cause")                               different scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement and continuation of
                                      benefits
====================================  =================================== ===================================

ESTIMATED TOTAL PACKAGE               $
====================================  =================================== ===================================

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

         o  Purchase price is at least 85 percent of fair market value;

         o  Offering period is 27 months or less; and

         o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         o  Purchase price is less than 85 percent of fair market value; or

         o  Offering period is greater than 27 months; or

         o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

         o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

         o  Historic trading patterns;

         o  Rationale for the repricing;

         o  Value-for-value exchange;

         o  Treatment of surrendered options;

         o  Option vesting;

         o  Term of the option;

         o  Exercise price;

         o  Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

         o Executive officers and non-employee directors are excluded from participating;

         o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

         o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

                      SHAREHOLDER PROPOSALS ON COMPENSATION

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

         o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

         o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

         o  The triggering mechanism should be beyond the control of management;

         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

         o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

                           9. CORPORATE RESPONSIBILITY

                        CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

         o The company is conducting animal testing programs that are unnecessary or not required by regulation;

         o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

         o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance;

         o The company's standards are comparable to or better than those of peer firms; and

         o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

         o  The existing level of disclosure on pricing policies;

         o  Deviation from established industry pricing norms;

         o The company's existing initiatives to provide its products to needy consumers;

         o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

         o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

         o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

         o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

         o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

         o The company's existing healthcare policies, including benefits and healthcare access for local workers;

         o  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

         o Whether the company has adequately disclosed the financial risks of its subprime business;

         o Whether the company has been subject to violations of lending laws or serious lending controversies;

         o  Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         o Whether the company complies with all local ordinances and regulations;

         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

         o  The risk of any health-related liabilities.

Advertising to youth:

         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

         o Whether the company has gone as far as peers in restricting advertising;

         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

         o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         o  The percentage of the company's business affected;

         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

         o  The percentage of the company's business affected;

         o  The feasibility of a spin-off;

         o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

         o  Current regulations in the markets in which the company operates;

         o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

         o  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

                             ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

         o New legislation is adopted allowing development and drilling in the ANWR region;

         o  The company intends to pursue operations in the ANWR; and

         o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

         o Environmentally conscious practices of peer companies, including endorsement of CERES;

         o  Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

         o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

         o  The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

         o The feasibility of financially quantifying environmental risk factors;

         o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

         o  The costs associated with implementing improved standards;

         o The potential costs associated with remediation resulting from poor environmental performance; and

         o The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

         o  The company does not maintain operations in Kyoto signatory markets;

         o The company already evaluates and substantially discloses such information; or,

         o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

         o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

         o  The company is non-compliant with Nuclear Regulatory Commission
            (NRC) requirements; or

         o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

         o The company does not currently have operations or plans to develop operations in these protected regions; or,

         o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o  The nature of the company's business and the percentage affected;

         o  The extent that peer companies are recycling;

         o  The timetable prescribed by the proposal;

         o  The costs and methods of implementation;

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities; and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

         o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

         o  The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o  The relevance of the issue to be linked to pay;

         o The degree that social performance is already included in the company's pay structure and disclosed;

         o The degree that social performance is used by peer companies in setting pay;

         o Violations or complaints filed against the company relating to the particular social performance measure;

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o  Independence of the compensation committee;

         o  Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

         o  Risks associated with certain international markets;

         o  The utility of such a report to shareholders;

         o The existence of a publicly available code of corporate conduct that applies to international operations.

                        LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations; and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o  The nature and amount of company business in that country;

         o  The company's workplace code of conduct;

         o  Proprietary and confidential information involved;

         o Company compliance with U.S. regulations on investing in the country;

         o  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

         o Agreements with foreign suppliers to meet certain workplace standards;

         o  Whether company and vendor facilities are monitored and how;

         o  Company participation in fair labor organizations;

         o  Type of business;

         o  Proportion of business conducted overseas;

         o  Countries of operation with known human rights abuses;

         o Whether the company has been recently involved in significant labor and human rights controversies or violations;

         o  Peer company standards and practices;

         o  Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations;

         o  The company has no recent human rights controversies or violations;
            or

         o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989;

         o Company antidiscrimination policies that already exceed the legal requirements;

         o  The cost and feasibility of adopting all nine principles;

         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

         o  The potential for charges of reverse discrimination;

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

         o  The level of the company's investment in Northern Ireland;

         o  The number of company employees in Northern Ireland;

         o  The degree that industry peers have adopted the MacBride Principles;

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components;

         o  Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o  What weapons classifications the proponent views as cluster bombs;

         o Whether the company currently or in the past has manufactured cluster bombs or their components;

         o  The percentage of revenue derived from cluster bomb manufacture;

         o  Whether the company's peers have renounced future production.

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

         o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

         o  Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o  The information is already publicly available; or

         o  The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business; or

         o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o  The degree of board diversity;

         o  Comparison with peer companies;

         o  Established process for improving board diversity;

         o  Existence of independent nominating committee;

         o  Use of outside search firm;

         o  History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o  The company has well-documented equal opportunity programs;

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive;

         o The company has well-documented programs addressing diversity initiatives and leadership development;

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                             10. MUTUAL FUND PROXIES

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

         o  Past performance as a closed-end fund;

         o  Market in which the fund invests;

         o  Measures taken by the board to address the discount; and

         o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

         o  Past performance relative to its peers;

         o  Market in which fund invests;

         o  Measures taken by the board to address the issues;

         o Past shareholder activism, board activity, and votes on related proposals;

         o  Strategy of the incumbents versus the dissidents;

         o  Independence of directors;

         o  Experience and skills of director candidates;

         o  Governance profile of the company;

         o  Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

         o  Proposed and current fee schedules;

         o  Fund category/investment objective;

         o  Performance benchmarks;

         o  Share price performance as compared with peers;

         o  Resulting fees relative to peers;

         o  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

         o  Stated specific financing purpose;

         o  Possible dilution for common shares;

         o  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

         o  Potential competitiveness;

         o  Regulatory developments;

         o  Current and potential returns; and

         o  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

         o  The fund's target investments;

         o  The reasons given by the fund for the change; and

         o  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

         o  Political/economic changes in the target market;

         o  Consolidation in the target market; and

         o  Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

         o  Potential competitiveness;

         o  Current and potential returns;

         o  Risk of concentration;

         o  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

         o  Strategies employed to salvage the company;

         o  The fund's past performance;

         o  The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

         o  The degree of change implied by the proposal;

         o  The efficiencies that could result;

         o  The state of incorporation;

         o  Regulatory standards and implications.

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

         o Removal of shareholder approval requirement for amendments to the new declaration of trust;

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

         o Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

         o  Regulations of both states;

         o  Required fundamental policies of both states;

         o  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

         o  Fees charged to comparably sized funds with similar objectives;

         o  The proposed distributor's reputation and past performance;

         o  The competitiveness of the fund in the industry;

         o  The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

         o  Resulting fee structure;

         o  Performance of both funds;

         o  Continuity of management personnel;

         o Changes in corporate governance and their impact on shareholder rights.

                     SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

         o  Performance of the fund's Net Asset Value (NAV);

         o  The fund's history of shareholder relations;

         o  The performance of other funds under the advisor's management.

                                                                      APPENDIX D

                        ACKNOWLEDGEMENT AND CERTIFICATION

         I acknowledge that I have read the HIML Proxy Voting Principles and Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Head of Compliance and will continue to do so as matters arise. I have complied with all provisions of this Policy.

o                                        o   ___________________________________
                                                      Print Name

o   __________________________________   _______________________________________
                 Date                                   Signature

                             HENDERSON GLOBAL FUNDS

                           PART C - OTHER INFORMATION

ITEM 23.  EXHIBITS

          (a)(i) Declaration of Trust is incorporated herein by reference to the Registrant's Registration Statement filed on Form N-1A with the Commission on June 4, 2001.

            (ii) Written Instrument establishing and designating a Series and Class of Interests with respect to Henderson Worldwide Income Fund is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

           (iii) Written Instrument establishing and designating a Series and Class of Interests with respect to Henderson US Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 28, 2004.

            (iv) Written Instrument establishing and designating a Class of Interests with respect to Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

             (v) Written Instrument establishing and designating a Class of Interests with respect to Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

            (vi) Written Instrument establishing and designating a Class of Interests with respect to Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

           (vii) Written Instrument establishing and designating a Class of Interests with respect to Henderson International Equity Fund and Henderson Global Real Estate Equities Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

          (viii) Written Instrument establishing and designating a Class of Interests with respect to Henderson Industries of the Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

            (ix) Written Instrument Restating and Amending establishment and designation of series and classes of beneficial interest is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 26, 2008.

             (x) Written Instrument establishing and designating a Class of Interests with respect to Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson Industries of the Future Fund and Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed on Form N-1A with the Commission on December 19, 2008.

            (xi) Written Instrument establishing and designating a Class of Interests with respect to Henderson Money Market Fund to be filed by amendment.

        (b) By-Laws dated May 11, 2001, as amended December 9, 2004 and December 14, 2007 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's
            Registration Statement filed on Form N-1A with the Commission on November 26, 2008.

        (c) Not Applicable.

        (d)(i) Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

         (iii) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson Worldwide Income Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

          (iv) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson US Focus Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

           (v) Letter Agreement to Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated August 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

          (vi) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

         (vii) Letter Agreement to Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated January 31, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

        (viii) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated January 31, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

          (ix) Letter Agreement to Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated August 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

           (x) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

          (xi) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 15, 2007.

         (xii) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated December 29, 2006 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 15, 2007.

        (xiii) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson International Equity Fund, Henderson Global Real Estate Equities Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

         (xiv) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited on behalf of the Henderson Global Real Estate Equities Fund and Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

          (xv) Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Transwestern Securities Management, L.L.C. on behalf of the Henderson Global Real Estate Equities Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on Form N-1A with the Commission on February 27, 2008.

         (xvi) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson Industries of the Futures Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (xvii) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited on behalf of the Henderson Industries of the Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

       (xviii) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson Money Market Fund to be filed by amendment.

       (e) (i) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 is filed herein.

          (ii) Form of Dealer Agreement between Foreside Fund Services, LLC and dealer is filed herein.

         (iii) Form of Selling Group Member Agreement between Foreside Fund Services, LLC and intermediary is incorporated herein by reference to

                  Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (f)  Not Applicable.

        (g)(i) Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 24, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Notice to Custodian Agreement between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

         (iii) Notice to Custodian Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (iv) Notice to Custodian Agreement between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

           (v) Notice to Custodian Agreement between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

          (vi) Notice to Custodian Agreement between Registrant on behalf of Henderson International Equity Fund and Henderson Global Real Estate Equities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

         (vii) Notice to Custodian Agreement between Registrant on behalf of Henderson Industries of Future Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (viii) Notice to Custodian Agreement between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company to be filed by amendment.

        (h)(i) Administration Agreement between Registrant and State Street Bank and Trust Company dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Notice to Administration Agreement between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on Form N-1A with the Commission on February 13, 2004.

         (iii) Notice to Administration Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (iv) Notice to Administration Agreement between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

           (v) Notice to Administration Agreement between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

          (vi) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

         (vii) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 18, 2003 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

        (viii) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

          (ix) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

           (x) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 30, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (xi) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

         (xii) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

        (xiii) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

         (xiv) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson European Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

          (xv) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Technology Fund is incorporated herein by reference to Post-

                  Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

         (xvi) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

        (xvii) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Worldwide Income Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

       (xviii) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson US Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

         (xix) Amended and Restated Expense Limitation Agreement dated January 31, 2006, as amended and restated June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

          (xx) Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Equity Income Fund and Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

         (xxi) Notice to Administration Agreement between Registrant on behalf of Henderson International Equity Fund, Henderson Global Real Estate Equities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (xxii) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson International Equity Fund, Henderson Global Real Estate Equities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

       (xxiii) Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Equities Fund and Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

        (xxiv) Notice to Administration Agreement between Registrant on behalf of Henderson Industries of Future Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

         (xxv) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Industries of Future Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (xxvi) Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Industries of Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

       (xxvii) Notice to Administration Agreement between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company to be filed by amendment.

      (xxviii) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company to be filed by amendment.

        (xxix) Master Feeder Participation Agreement on behalf of Henderson Money Market Fund to be filed by amendment.

        (i)(i) Opinion and consent of counsel is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Opinion and consent of counsel with respect to Henderson Income Advantage Fund is incorporated herein by reference to Post-Effective

                  Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

         (iii) Opinion and consent of counsel with respect to Henderson U.S. Core Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 28, 2004.

          (iv) Opinion and consent of counsel with respect to Henderson International Opportunities Fund Class R shares is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

           (v) Opinion and consent of counsel with respect to Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

          (vi) Opinion and consent of counsel with respect to Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

         (vii) Opinion and consent of counsel with respect to Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

        (viii) Opinion and consent of counsel with respect to Henderson Global Real Estate Equities Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on Form N-1A with the Commission on February 27, 2008.

          (ix) Opinion and consent of counsel with respect to Henderson Industries of the Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

           (x) Opinion and consent of counsel with respect to Class A, Class B, Class C and Class Z shares for Henderson Money Market Fund to be filed by amendment.

          (xi) Opinion and consent of counsel with respect to Class W shares for Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund and Henderson International Opportunities Fund to be filed by amendment.

        (j)  Not Applicable.

        (k)  Not Applicable.

        (l)(i) Subscription Agreement dated August 30, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Subscription Agreement for Henderson Income Advantage Fund is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

         (iii) Subscription Agreement for Henderson U.S. Core Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (iv) Subscription Agreement for Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

           (v) Subscription Agreement for Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

          (vi) Subscription Agreement for the Henderson International Equity Fund and Henderson Global Real Estate Equities Fund is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

         (vii) Subscription Agreement for the Henderson Industries of the Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (m) Rule 12b-1 Plan dated August 21, 2001, as amended December 13, 2001, June 9, 2005, December 20, 2005 and November 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

        (n) Multi-Class Plan dated August 21, 2001, as amended March 19, 2004, June 9, 2005, December 20, 2005, November 1, 2006 and December 12, 2008 is incorporated herein by reference to Post-Effective Amendment No. 31 to the

             Registrant's Registration Statement filed on Form N-1A with the Commission on December 19, 2008.

        (o)  Reserved.

        (p)(i) Code of Ethics of Registrant, Henderson Global Investors (North America) Inc. and Henderson Investment Management Ltd dated August 20, 2001 with amendments to be effective January 1, 2009 is filed herein.

        (p)(ii) Code of Ethics of Transwestern Securities Management, L.L.C. is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed on Form N-1A with the Commission on December 14, 2007.

        (q)(i) Power of Attorney for Messrs. Baker and Gerst is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 28, 2001.

          (ii) Power of Attorney for Mr. Chesley is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 27, 2002.

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

ITEM 25.  INDEMNIFICATION

         Article V. Section 5.2 or the Registrant's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

         Registrant has obtained insurance coverage for its Trustees and officers.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Henderson Global Investors (North America) Inc. (the "Adviser") serves as the investment adviser of the Registrant and other institutional investors and individual investors. Henderson Investment Management Limited ("Henderson") serves as the investment subadviser of the Registrant and other investment companies and institutional investors. The principal executive officers of the investment adviser and subadviser and their positions with the investment adviser and subadviser are:

Name                                            Position with Adviser
----                                            ---------------------
James G. O'Brien                                Managing Director
Douglas G. Denyer                               Vice President and Treasurer
Ken Kalina                                      Chief Compliance Officer
Christopher K. Yarbrough                        Secretary
Megan Wolfinger                                 Assistant Secretary

Name                                            Position with Henderson
----                                            -----------------------
Nicholas T. Hiscock                             Director
Andrew J. Boorman                               Director
Andrew J. Formica                               Managing Director
David J. Jacob                                  Director
James N. B. Darkins                             Director

         For further information relating to the Adviser's and Henderson's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Henderson Global Investors (North America) Inc. - SEC File No. 801-47202; and Henderson Investment Management Ltd. - SEC File No. 801-55577.

         Transwestern Securities Management, L.L.C. located at 150 North Wacker Drive, Suite 800, Chicago, Illinois 60606 serves as the investment subadviser for the Henderson Global Real Estate Equities Fund of the Registrant. The principal executive officers of the subadviser and their positions with subadviser are:

Name                                            Position with Subadviser
----                                            ------------------------
Fox, James, Alan                                Chief Compliance Officer
McNamara, James, Patrick                        Director Of Operations
Pratt, Reagan, Adam                             Member
Kammert, James, Hall                            Member
Lyons, Douglas, Wechsler                        Management Committee Member

         For further information relating to the Subadviser's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Transwestern Securities Management, L.L.C. - SEC File No. 801-67583.

ITEM 27.      PRINCIPAL UNDERWRITERS.

           (a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

                  American Beacon Funds
                  American Beacon Mileage Funds
                  American Beacon Select Funds
                  Bridgeway Funds, Inc.
                  Central Park Group Multi-Event Fund
                  Century Capital Management Trust
                  The CNL Funds
                  Direxion Shares ETF Trust
                  FocusShares Trust
                  Forum Funds
                  Henderson Global Funds
                  Hirtle Callaghan Trust
                  Ironwood Series Trust
                  The Japan Fund, Inc.
                  Monarch Funds
                  NETS Trust
                  PMC Funds, Series of the Trust for Professional Managers RevenueShares ETF Trust
                  Sound Shore Fund, Inc.
                  SPA ETF Trust
                  Wintergreen Fund, Inc.

           (b) The following officers of Foreside Fund Services, LLC, the Registrant's underwriter, hold the following positions with the Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

Name                           Position with Underwriter           Position with
                                                                   Registrant

Mark S. Redman                 President                           None
Richard J. Berthy              Vice President and Treasurer        None
Jennifer E. Hoopes             Secretary                           None
Nanette K. Chern               Chief Compliance Officer and Vice   None
                               President
Mark A. Fairbanks              Deputy Chief Compliance Officer     None
                               and Vice President

(c)       Not Applicable.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS

         The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

          (a) Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 (records as investment adviser);

          (b) Henderson Investment Management Ltd., 201 Bishopsgate, London UK EC2M 3AE (records as investment subadviser);

          (c) Transwestern Securities Management, L.L.C., 150 North Wacker Drive, Suite 800, Chicago, Illinois 60606 (records as investment subadviser);

          (d) State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

          (e) Boston Financial Data Services, 1250 Hancock Street, Presidents Place, Suite 300N, Quincy, MA 02169 (records as transfer agent); and

          (f) Foreside Fund Services, LLC, Two Portland Square, Portland, Maine 04101 (records as distributor).

ITEM 29.      MANAGEMENT SERVICES

         The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

ITEM 30.      UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 33 and Amendment No. 35 under the Investment Company Act of 1940, as amended to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the in City of Chicago, and State of Illinois, on the 26th day of March, 2009.

                                                  HENDERSON GLOBAL FUNDS

                                                  By:      /s/ Sean Dranfield
                                                           ------------------
                                                           Trustee and President

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURES                       TITLE                            DATE

By:      /s/ Roland C. Baker*    Trustee                          March 26, 2009
         --------------------
         Roland C. Baker

By:      /s/ Faris F. Chesley*   Trustee                          March 26, 2009
         ---------------------
         Faris F. Chesley

By:      /s/ C. Gary Gerst*      Trustee                          March 26, 2009
         ------------------
         C. Gary Gerst

By:      /s/ Sean Dranfield      Trustee and                      March 26, 2009
         ------------------      President
         Sean Dranfield          (principal executive officer)


By:      /s/ Troy Statczar       Treasurer                        March 26, 2009
         -----------------       (principal financial officer/
         Troy Statczar           principal accounting officer)


*By:     /s/ Sean Dranfield
         ------------------
         Sean Dranfield

*Pursuant to powers of attorney filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 28, 2001 and Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 27, 2002.

                                   SIGNATURES

         This Registration Statement contains certain disclosures regarding the State Street Money Market Portfolio (the "Portfolio"), a series of State Street Master Funds (the "Trust"). The Trust has, subject to the next following sentence, duly caused this Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Henderson Global Funds (the "Registrant") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on March 26, 2009. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                                         STATE STREET MASTER FUNDS

                                         By: /s/ James E. Ross
                                             -----------------
                                            James E. Ross
                                            President, State Street Master Funds

         This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on March 26, 2009. Each of the following persons is signing this Post-Effective Amendment No. 33 to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE                           TITLE

/s/ James E. Ross          Trustee and President (Principal Executive Officer),
-----------------          State Street Master Funds
James E. Ross

/s/ Gary L. French         Treasurer (Principal Accounting Officer),
------------------         State Street Master Funds
Gary L. French

William L. Boyan*          Trustee, State Street Master Funds
-----------------
William L. Boyan

Michael F. Holland*        Trustee, State Street Master Funds
-------------------
Michael F. Holland

Rina K. Spence*            Trustee, State Street Master Funds
---------------
Rina K. Spence

Douglas T. Williams*       Trustee, State Street Master Funds
--------------------
Douglas T. Williams

*By:     /s/ Julie Tedesco
         -----------------
         Julie Tedesco
         as Attorney-in-Fact pursuant to Powers of Attorney

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco and Gary L. French, Thersa B. Dewar and Brian C. Poole, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-1A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of May, 2008.

SIGNATURE                                  TITLE


/s/ William L. Boyan                Trustee
--------------------
William L. Boyan

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco and Gary L. French, Thersa B. Dewar and Brian C. Poole, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-1A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of May, 2008.

SIGNATURE                                  TITLE


/s/ Michael F. Holland              Trustee
----------------------
Michael F. Holland

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco and Gary L. French, Thersa B. Dewar and Brian C. Poole, as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-1A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of May, 2008.

SIGNATURE                                  TITLE


/s/ Rina K. Spence                  Trustee
------------------
Rina K. Spence

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco and Gary L. French, Thersa B. Dewar and Brian C. Poole, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-1A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of May, 2008.

SIGNATURE                                  TITLE


/s/ Douglas T. Williams             Trustee
-----------------------
Douglas T. Williams

                             HENDERSON GLOBAL FUNDS

                                  EXHIBIT INDEX

EXHIBIT NUMBER    EXHIBIT
--------------    -------
(e)(i)            Distribution Agreement by and between Registrant and
                  Foreside Fund Services, LLC

(e)(ii)           Form of Dealer Agreement between Foreside Fund
                  Services, LLC and dealer

(p)(i)            Code of Ethics of Registrant, Henderson Global
                  Investors (North America) Inc. and Henderson
                  Investment Management Ltd